UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___ )
Filed by the Registrant X Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-12

MIX TELEMATICS LIMITED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

X	No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

MIX TELEMATICS LIMITED
Howick Close, Waterfall Park,
Midrand, South Africa, 1686

July 23, 2021
Dear Fellow Shareholders:
We are pleased to confirm that the 2021 annual general meeting of shareholders (the “Annual Meeting”) of MiX Telematics Limited (the “Company”) will be held on Thursday, September 9, 2021, beginning at 2:30 p.m., South African time, and will be conducted entirely by electronic communication as permitted by the Companies Act 71 of 2008, as amended (the “Companies Act”), and by the Company’s Memorandum of Incorporation.
To participate in the Annual Meeting via electronic communication, holders of ordinary shares on the South African share register of the Company (a “shareholder”) or their duly appointed proxies must either i) register online using the online registration portal at www.smartagm.co.za; or ii) apply to Computershare Investor Services Proprietary Limited (“Computershare”), by delivering the duly completed electronic participation form, with their identification document or passport document, letter of representation and form of proxy (as applicable) to: First Floor, Rosebank Towers, 15 Biermann Avenue, Rosebank, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder), or sending it by email to proxy@computershare.co.za so as to be received by Computershare by no later than 2:30 p.m., South African time, on Tuesday, September 7, 2021. The electronic participation form can be found as an insert in the accompanying proxy statement (the “Proxy Statement”). Computershare will first validate such requests and confirm the identity of the shareholder in terms of section 63(1) of the Companies Act, and, if the request is validated, further details on using the electronic communication facility will be provided. The Company will inform shareholders or their proxies, who notified Computershare of their intended participation in accordance with paragraph 3 under “How can I participate in and vote at the Annual Meeting?”, on page 5 of this Proxy Statement, by no later than 2:30 p.m., South African time, on Wednesday, September 8, 2021, by email of the relevant details through which shareholders or their proxies can participate electronically. The virtual Annual Meeting ID is 135-562-604.

This letter, the notice of Annual Meeting (the “AGM Notice”) set out in this document and associated materials for the Annual Meeting are being sent to shareholders of record as of Friday, July 16, 2021. In accordance with the Listings Requirements of the Johannesburg Stock Exchange Limited (the “JSE” and its Listings Requirements the “JSE Listings Requirements”) the last day to trade will be Tuesday, August 31, 2021 and the record date for shareholders who are entitled to participate in and vote at the Annual Meeting will be Friday, September 3, 2021. In addition, this letter, the AGM Notice and associated materials are being sent to holders of our American Depositary Shares (“ADSs” and the holders of ADSs, “ADS holders”) in the ADS register as of Monday, August 2, 2021 and contain information relevant to ADS holders. So long as the depositary receives your voting instructions by 12:00 p.m., Eastern Time, on Tuesday, August 31, 2021, it will, to the extent practicable and subject to South African law and the terms of the deposit agreement, vote the underlying ordinary shares as you instruct.
As of April 1, 2020, we no longer qualified as a foreign private issuer under the U.S. securities laws and began reporting as a U.S. domestic registrant. However, we continue to be subject to the JSE Listings Requirements and the Companies Act. Accordingly, the Proxy Statement contains information required by each of the foregoing regulatory regimes.
In accordance with the JSE Listings Requirements and the Companies Act, companies are required to distribute the AGM Notice and Proxy Statement, which describe the business to be conducted at the Annual Meeting, to all certificated shareholders and to those dematerialized shareholders who have elected to receive such documents. If we do not have an electronic address for delivery of the AGM Notice and Proxy Statement, such documents will be posted to the shareholder’s last known address.
The AGM Notice and Proxy Statement are each attached to this letter.
Your vote is important to us. Please act as soon as possible to vote your shares (including those represented by ADSs). It is important that your shares (including those represented by ADSs) be represented at the Annual Meeting. Please vote electronically over the Internet, or if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided.

On behalf of the board of directors and management of the Company, it is our pleasure to express our appreciation for your continued support.

/s/ Robin Frew	/s/ Stefan Joselowitz
Robin Frew Chairperson of the Board	Stefan Joselowitz President and Chief Executive Officer

MIX TELEMATICS LIMITED
Howick Close, Waterfall Park,
Midrand, Johannesburg, South Africa, 1686
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, SEPTEMBER 9, 2021
NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Annual Meeting”) of MiX Telematics Limited, a company incorporated under the laws of the Republic of South Africa (the “Company”), will be held on Thursday, September 9, 2021, at 2:30 p.m., South African time, and will be conducted entirely by electronic communication as permitted by the Companies Act 71 of 2008, as amended (the “Companies Act”), and by the Company’s Memorandum of Incorporation.
To participate in the Annual Meeting via electronic communication, holders of ordinary shares on the South African share register of the Company (a “shareholder”) or their duly appointed proxies must either i) register online using the online registration portal at www.smartagm.co.za; or ii) apply to Computershare, by delivering the duly completed electronic participation form, with their identification document or passport document, letter of representation and form of proxy (as applicable) to: First Floor, Rosebank Towers, 15 Biermann Avenue, Rosebank, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder), or sending it by email to proxy@computershare.co.za so as to be received by Computershare by no later than 2:30 p.m., South African time, on Tuesday, September 7, 2021. The electronic participation form can be found as an insert in the accompanying proxy statement (the “Proxy Statement”). Computershare will first validate such requests and confirm the identity of the shareholder in terms of section 63(1) of the Companies Act, and, if the request is validated, further details on using the electronic communication facility will be provided. The Company will inform shareholders or their proxies who notified Computershare of their intended participation, in accordance with paragraph 3 under “How can I participate in and vote at the Annual Meeting?”, on page 5 of the Proxy Statement, by no later than 2:30 p.m., South African time, on Wednesday, September 8, 2021, by email of the relevant details through which shareholders or their proxies can participate electronically. The virtual Annual Meeting ID is 135-562-604.
The purpose of the meeting is to present, to the shareholders of the Company, the Directors Report and the MiX Telematics group of companies (“Group”) IFRS and Company IFRS Annual Financial Statements for the year ended March 31, 2021 (“IFRS AFS”), together with the Independent Auditors, Audit and Risk Committee, Nominations and Remuneration Committee and Social and Ethics Committee Reports and to furthermore consider and, if deemed fit, to pass, with or without modification, the following proposals (ordinary, non-binding and special resolutions) set out in this notice as summarized below:

1	to re-elect each of Fikile Futwa and Robin Frew as directors;
2	to ratify the appointment of Deloitte & Touche as independent registered public accounting firm (Auditor) for the fiscal year ending March 31, 2022;
3	to authorize the repurchase of securities;
4	to authorize financial assistance to related and inter-related companies;
5	to approve the fees payable to non-executive directors;
6	to conduct a non-binding advisory vote on endorsement of the Remuneration Policy;
7	to conduct a non-binding advisory vote on endorsement of the Remuneration Implementation Report;
8	to conduct a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers;
9	to adopt the IFRS AFS for the year ended March 31, 2021, as having been duly presented to the Shareholders of the Company at the Annual Meeting;
10	to authorize the placement of authorized but unissued shares under the control of directors;
11	to re-appoint the members of the Audit and Risk Committee;
12	to authorize the issuance of shares for cash;
13	to authorize the signature of documentation; and
to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Resolutions 1 and 2 and 6 to 13 will be proposed as ordinary resolutions and Resolutions 3, 4 and 5 will be proposed as special resolutions.

These items of business are described in the Proxy Statement. The record date for shareholders entitled to receive notice of the Annual Meeting, or any continuation, postponement or adjournment thereof, as determined by the board of directors is at the close of business on Friday, July 16, 2021. A complete list of such shareholders will be open to the examination of any shareholder at our principal executive offices at Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686, for a period of ten days prior to the Annual Meeting. The Annual Meeting may be canceled or postponed by the board of directors at any time prior to the Annual Meeting. If the Annual Meeting is adjourned, and the location for holding the adjourned Annual Meeting changes, then the board of directors shall give shareholders notice in writing of any such change. In accordance with the Listings Requirements of the Johannesburg Stock Exchange Limited (the “JSE” and its Listings Requirements the “JSE Listings Requirements”) and the Companies Act, the record date for shareholders who are entitled to participate in and vote at the Annual Meeting will be Friday, September 3, 2021.
A shareholder who is entitled to participate and vote at the Annual Meeting is entitled to appoint a proxy or two or more proxies to participate in and vote at the Annual Meeting in the place of the shareholder, by completing the form of proxy in accordance with the instructions set out therein and a proxy need not be our shareholder. Meeting participants (including proxies) are required to provide reasonably satisfactory identification before being entitled to participate in a meeting. In this regard, all shareholders recorded in our registers will be required to provide identification satisfactory to the Chairperson of the Annual Meeting. Forms of identification include valid identity documents, driver’s licenses and passports.
If you are an ADS holder, you may instruct The Bank of New York Mellon (the “Depositary”), either directly or through your broker, bank or other nominee, how to vote the ordinary shares underlying your ADSs. Please note that only shareholders, and not ADS holders, are entitled to vote directly at the Annual Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual Meeting as Monday, August 2, 2021. So long as the Depositary receives your voting instructions by 12:00 p.m., Eastern Time, on Tuesday, August 31, 2021, it will, to the extent practicable and subject to South African law and the terms of the deposit agreement, vote the underlying ordinary shares as you instruct. If you wish to have your votes cast at the meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.

In terms of the Memorandum of Incorporation of the Company, for each special resolution to be approved, it must be supported by at least 75%, and for each ordinary resolution, more than 50% of the votes exercised at the Annual Meeting, not counting abstentions.
Your vote is important. Voting will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote by following the instructions for voting by completing, signing, dating and returning your form of proxy or proxy card or by Internet voting as described on your form of proxy or proxy card.

/s/ Shantel Dartnall
Statucor Proprietary Limited Company Secretary
July 23, 2021

This Notice of Annual Meeting of Shareholders and the Proxy Statement are first being distributed or made available, as the case may be, on or about Friday, July 23, 2021.

TABLE OF CONTENTS

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL NO. 1 RE-ELECTION OF DIRECTORS	9
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13
PROPOSAL NO. 3 AUTHORIZATION OF THE REPURCHASE OF SECURITIES	15
PROPOSAL NO. 4 AUTHORIZATION OF FINANCIAL ASSISTANCE TO RELATED AND INTER-RELATED COMPANIES	17
PROPOSAL NO. 5 APPROVAL OF THE FEES PAYABLE TO NON-EXECUTIVE DIRECTORS	18
PROPOSAL NO. 6 NON-BINDING ADVISORY VOTE ON ENDORSEMENT OF REMUNERATION POLICY	20
PROPOSAL NO. 7 NON-BINDING ADVISORY VOTE ON ENDORSEMENT OF REMUNERATION IMPLEMENTATION REPORT	21
PROPOSAL NO. 8 NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS UNDER U.S. SECURITIES LAW REQUIREMENTS	22
PROPOSAL NO. 9 ADOPTION OF THE IFRS AFS	23
PROPOSAL NO. 10 AUTHORIZATION OF THE PLACEMENT OF AUTHORIZED BUT UNISSUED SHARES UNDER THE CONTROL OF DIRECTORS	24
PROPOSAL NO. 11 RE-APPOINTMENT OF THE MEMBERS OF THE AUDIT AND RISK COMMITTEE	25
PROPOSAL NO. 12 AUTHORIZATION TO ISSUE SHARES FOR CASH	26
PROPOSAL NO. 13 AUTHORIZATION OF THE SIGNATURE OF DOCUMENTATION	27
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	28
CORPORATE GOVERNANCE	29
EXECUTIVE COMPENSATION	37
DIRECTOR COMPENSATION	43
NOMINATIONS AND REMUNERATION COMMITTEE REPORT	44
AUDIT AND RISK COMMITTEE REPORT	54
SHARE OWNERSHIP	55
DELINQUENT SECTION 16(a) REPORTS	56
CERTAIN TRANSACTIONS WITH RELATED PERSONS	57
SOCIAL AND ETHICS COMMITTEE REPORT	58
SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	61
HOUSEHOLDING	62
2021 ANNUAL REPORT	63
U.S PROXY CARD	64
SOUTH AFRICAN FORM OF PROXY	66
APPLICATION FORM FOR PARTICIPATION IN THE ANNUAL MEETING VIA ELECTRONIC COMMUNICATION	70

MIX TELEMATICS LIMITED
Howick Close, Waterfall Park,
Midrand, Johannesburg, South Africa, 1686
PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, SEPTEMBER 9, 2021
This proxy statement (the “Proxy Statement”) and our 10-K Wrap, our Annual Report on Form 10-K and the Group IFRS and Company IFRS Annual Financial Statements for the fiscal year ended March 31, 2021 (the “IFRS AFS”) (collectively the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of MiX Telematics Limited (the “Company” or “MiX”), in connection with our 2021 annual general meeting of shareholders (the “Annual Meeting”).
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Thursday, September 9, 2021, at 2:30 p.m., South African time, and will be conducted entirely by electronic communication as permitted by the Companies Act 71 of 2008, as amended (the “Companies Act”), and by the Company’s Memorandum of Incorporation.
To participate in the Annual Meeting via electronic communication, holders of ordinary shares on the South African share register of the Company (a “shareholder”) or their duly appointed proxies must either i) register online using the online registration portal at www.smartagm.co.za; or ii) apply to Computershare, by delivering the duly completed electronic participation form, with their identification document or passport document, letter of representation and form of proxy (as applicable) to: First Floor, Rosebank Towers, 15 Biermann Avenue, Rosebank, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder), or sending it by email to proxy@computershare.co.za so as to be received by Computershare by no later than 2:30 p.m., South African time, on Tuesday, September 7, 2021. The electronic participation form can be found as an insert in this Proxy Statement. Computershare will first validate such requests and confirm the identity of the shareholder in terms of section 63(1) of the Companies Act, and, if the request is validated, further details on using the electronic communication facility will be provided. The Company will inform shareholders or their proxies who notified Computershare of their intended participation, in accordance with paragraph 3 under “How can I participate in and vote at the Annual Meeting?”, on page 5 of this Proxy Statement, by no later than 2:30 p.m., South African time, on Wednesday, September 8, 2021, by email of the relevant details through which shareholders or their proxies can participate electronically. The virtual Annual Meeting ID is 135-562-604.
What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

Proposal No. 1:	Re-election of the director nominees listed in this Proxy Statement.
Proposal No. 2:	Ratification of the appointment of Deloitte & Touche as independent registered public accounting firm (Auditor) for the fiscal year ending March 31, 2022.
Proposal No. 3:	Authorization of the repurchase of securities.
Proposal No. 4:	Authorization of financial assistance to related and inter-related companies.
Proposal No. 5:	Approval of the fees payable to non-executive directors.
Proposal No. 6:	Non-binding advisory vote on endorsement of the Remuneration Policy.
Proposal No. 7:	Non-binding advisory vote on endorsement of the Remuneration Implementation Report.
Proposal No. 8:	Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.
Proposal No. 9:	Presentation of the IFRS AFS.
Proposal No. 10:	Authorization of the placement of authorized but unissued shares under the control of directors.
Proposal No. 11:	Re-appointment of the members of the Audit and Risk Committee.
Proposal No. 12:	Authorization to issue shares for cash.
Proposal No. 13:	Authorization of the signature of documentation.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
Proposals 1 and 2 and 6 to 13 will be proposed as ordinary resolutions and Resolutions 3, 4 and 5 will be proposed as special resolutions.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
At the date that this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Why am I receiving these materials?

    We have sent you this Proxy Statement because you are an ordinary shareholder or ADS holder of record and our Board of Directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting.

    We intend to mail this Proxy Statement on or about Friday, July 23, 2021, to all ordinary shareholders of record as of Friday, July 16, 2021. Materials for ADS holders of record, including this Proxy Statement, will be mailed on Friday, August 6, 2021, to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register by 5:00 p.m., Eastern Time, on Monday, August 2, 2021 (the record date for ADS holders).

If I hold ADSs, how do my rights differ from those who hold ordinary shares?

ADS holders do not have the same rights as shareholders. South African law governs the rights of shareholders. The deposit agreement among the Company, the Depositary and the holders from time to time of ADSs issued thereunder, including the form of American depositary receipts, sets out the rights of ADS holders as well as the rights and obligations of the Depositary. Each ADS represents twenty-five ordinary shares. Each ADS also represents any other securities, cash or other property which may be held by the Depositary in respect of the depositary facility. The Depositary is the holder of the ordinary shares underlying the ADSs. If you have queries about how you can deliver voting instructions to the Depositary, please contact the Depository, your broker, bank or nominee.
What does it mean if I receive more than one set of proxy materials?
It means that your shares or ADSs are held in more than one account on the South African share register, the records of the Depositary and/or with more than one broker, bank, other nominee or Central Securities Depository Participant (“CSDP”). Please vote all of your shares.
If you are an ADS holder
If you are an ADS holder, you may give voting instructions to the Depositary or your broker, bank or other nominee, as applicable, with respect to the ordinary shares underlying your ADSs. We have been informed by the Depositary that it has set the ADS record date for the Annual Meeting as Monday, August 2, 2021. If you held ADSs as of that date, you have the right to instruct the Depositary, if you held your ADSs directly, or the right to instruct your broker, bank or other nominee, if you held your ADSs through such intermediary, how to vote. So long as the Depositary receives your voting instructions by 12:00 p.m., Eastern Time, on Tuesday, August 31, 2021, it will, to the extent practicable and subject to South African law and the terms of the deposit agreement, vote the underlying ordinary shares as you instruct. If your ADSs are held through a broker, bank or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the ordinary shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
As an ADS holder, you will not be entitled to vote in person at the Annual Meeting. To the extent you provide the Depositary or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will vote the ordinary shares underlying your ADSs in accordance with your instructions.
You also may exercise the right to vote the ordinary shares underlying your ADSs by surrendering your ADSs and withdrawing the ordinary shares represented by your ADSs pursuant to the terms described in the deposit agreement. However, it is possible that you may not have sufficient time to withdraw your ordinary shares and vote them at the upcoming Annual Meeting as a holder of record of ordinary shares. ADS holders may incur additional costs associated with the surrender process.
If you are a shareholder
To ensure that all of your shares are voted, for each set of proxy materials, please complete and submit your form of proxy by lodging, posting, faxing or emailing the transfer secretaries of the Company, Computershare Investor Services Proprietary Limited, Rosebank Towers, 15 Biermann Avenue, Rosebank, Johannesburg, 2196, (Private Bag X9000, Saxonwold, 2132) or by email to proxy@computershare.co.za. Alternatively, to participate in the Annual Meeting via electronic communication, a shareholder or their duly appointed proxies must either i) register online using the online registration portal at www.smartagm.co.za; or ii) apply to Computershare, by delivering the duly completed electronic participation form, with their identification document or passport document, letter of representation and form of proxy (as applicable) to: First Floor, Rosebank Towers, 15 Biermann Avenue, Rosebank, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder), or sending it by email to proxy@computershare.co.za so as to be received by Computershare by no later than 2:30 p.m., South African time, on Tuesday, September 7, 2021. The virtual Annual Meeting ID is 135-562-604.
Shareholders are requested to furnish such forms of proxy to the transfer secretaries of the Company by no later than 2:30 p.m., South African time, on Tuesday, September 7, 2021, prior to the date of the Annual Meeting in order to allow for processing of the forms of proxy. Alternatively, the form of proxy may be submitted, per the above, at any time prior to the commencement of the Annual Meeting or prior to voting on any resolution proposed at the Annual Meeting.
Who is entitled to vote at the Annual Meeting?
    The record date for shareholders entitled to receive notice of the Annual Meeting and any continuation, postponement or adjournment thereof, as determined by the Board is close of business on Friday, July 16, 2021. At the close of business on Friday, July 16, 2021, there were 552,263,053 of our shares issued and outstanding and entitled to vote. In accordance with the Listings Requirements of the Johannesburg Stock Exchange Limited (the “JSE” and its Listings Requirements the “JSE Listings Requirements”) the record date for shareholders who are entitled to participate in and vote at the Annual Meeting will be Friday, September 3, 2021. On the basis that voting at the Annual Meeting will be conducted by way of a poll, every shareholder present in person or by proxy shall have one vote for each share held on any matter presented to shareholders at the Annual Meeting.

In terms of section 62(3)(e) of the Companies Act, a shareholder who is entitled to participate and vote at the Annual Meeting is entitled to appoint a proxy or two or more proxies to participate in and vote at the Annual Meeting in the place of the shareholder, by completing the form of proxy in accordance with the instructions set out therein. A proxy need not be a shareholder of the Company.
Registered ADS holders will receive a proxy card and voting instructions from the Depository. Beneficial holders who hold their ADS through a bank, broker or nominee will receive their proxy card and voting instructions from such bank, broker or nominee. ADS holders will not be entitled to participate and vote at the Annual Meeting in person.
How many shareholders must be present to hold the Annual Meeting in order for there to be a quorum?
A quorum must be present at the Annual Meeting in order for any business to be transacted. In accordance with the New York Stock Exchange (the “NYSE”) rules, one or more shareholders holding at least one-third of our voting share capital or present in person, or by remote communication, or by proxy and entitled to vote at that meeting shall form a quorum. In addition, a quorum for the purposes of considering the resolutions to be proposed at the Annual Meeting shall consist of three shareholders of the Company, personally present (and if the shareholder is a body corporate, the representative of the body corporate), and entitled to vote at the Annual Meeting.

If you sign and return your paper proxy card or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes in respect of ADS holders, will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares (or ADSs representing such shares) held in the name of a bank, broker or other nominee for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the shareholder who beneficially owns the shares (or ADSs representing such shares) and (2) the broker lacks the authority to vote the shares (or ADSs representing such shares) at their discretion under applicable rules of the NYSE.
Under NYSE interpretations that govern broker non-votes in respect of ADS holders, we believe each of the proposals, other than Proposal Nos. 2 and 9, is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on the proposals, other than Proposal Nos. 2 and 9. Proposal No. 2 for the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm and Proposal No. 9 for the adoption, by ordinary resolution, of the IFRS AFS are considered discretionary matters, and a broker will be permitted to exercise its discretion to vote uninstructed shares on such proposals.
What if a quorum is not present at the Annual Meeting?
Under our Memorandum of Incorporation, as amended, no business shall be transacted at the Annual Meeting unless a quorum of shareholders is present in person or by proxy at the time when the meeting proceeds to business. If a quorum is not present in person or by proxy within one hour of the scheduled time of the Annual Meeting, the Annual Meeting shall stand adjourned to the same day in the next week, at the same time and place. If a quorum is not present or represented at the scheduled time for the adjourned Annual Meeting the shareholders present and entitled to vote at the adjourned Annual Meeting, present in person or by proxy shall form a quorum.
How do I vote my shares without participating in the Annual Meeting?
For ADS holders
You may vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as an ADS holder in the register of the Depositary by 5 p.m., Eastern Time, on Monday, August 2, 2021 (the record date for ADS holders). So long as the Depositary receives your voting instructions by 12:00 p.m., Eastern Time, on Tuesday, August 31, 2021, it will, to the extent practicable and subject to South African law and the terms of the deposit agreement, vote the underlying ordinary shares as you instruct.
If you hold ADSs through a brokerage firm, bank or nominee on Monday, August 2, 2021, the materials for ADS holders, including the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

The Depositary will collate all votes properly submitted by ADS holders and submit a vote on behalf of all such ADS holders.
Holders of ADSs will not be entitled to participate and vote at the Annual Meeting in person.
If you have queries about how you can deliver voting instructions, please contact the Depository, your broker, bank or nominee.
If at any point you require guidance, please contact the Company at company.secretary@mixtelematics.com.
For shareholders
A shareholder of the Company entitled to participate and vote at the Annual Meeting is entitled to appoint one or more proxies (who need not be a shareholder of the Company) to participate, vote and speak in his/her stead. A form of proxy is attached for the convenience of any shareholder who cannot participate in Annual Meeting. Forms of proxy may also be obtained on request from the Company’s registered office.
The completed forms of proxy should be deposited at or posted to the office of the transfer secretaries of the Company, Computershare Investor Services Proprietary Limited, Rosebank Towers, 15 Biermann Avenue, Rosebank, Johannesburg, 2196 (Private Bag X9000, Saxonwold, 2132) or by email to proxy@computershare.co.za. Shareholders are requested to furnish such forms of proxy to the transfer secretaries of the Company by no later than Tuesday, September 7, 2021, by 2:30 p.m., South African time, prior to the date of the Annual Meeting in order to allow for processing of the forms of proxy. Alternatively, the form of proxy may be summited, per the above, at any time prior to the commencement of the Annual Meeting or prior to voting on any resolution proposed at the Annual Meeting. Any shareholder who completes and lodges a form of proxy will nevertheless be entitled to participate and vote in person at the Annual Meeting should the shareholder subsequently decide to do so.
    Shareholders who have already dematerialized their shares through a CSDP or broker rather than through own-name registration and who wish to participate in the Annual Meeting must instruct their CSDP or broker to issue them with the necessary authority to participate.

Dematerialized shareholders, who have elected own-name registration in the sub-register through a CSDP and who are unable to participate but wish to vote at the Annual Meeting, should complete and lodge the attached form of proxy with the transfer secretaries of the Company.
Dematerialized shareholders who have not elected own-name registration in the sub-register through a CSDP and who are unable to participate but wish to vote at the Annual Meeting should timeously provide their CSDP or broker with their voting instructions in terms of the custody agreement entered into between the shareholder and his CSDP or broker.
How can I participate in and vote at the Annual Meeting?
In terms of section 62(3)(e) of the Companies Act:
•a shareholder who is entitled to participate and vote at the Annual Meeting is entitled to appoint a proxy or two or more proxies to participate in and vote at the Annual Meeting in the place of the shareholder, by completing the form of proxy in accordance with the instructions set out therein; and
•a proxy need not be a shareholder of the Company.
Kindly note that Annual Meeting participants (including proxies) are required to provide reasonably satisfactory identification before being entitled to participate in an Annual Meeting. In this regard, all shareholders recorded in the registers of the Company on the voting record date will be required to provide identification satisfactory to the Chairperson of the Annual Meeting. Forms of identification include valid identity documents, driver’s licenses and passports.
To participate in the Annual Meeting via electronic communication, shareholders or their duly appointed proxies must either i) register online using the online registration portal at www.smartagm.co.za; or ii) apply to Computershare, by delivering the duly completed electronic participation form, with their identification document or passport document, letter of representation and form of proxy (as applicable) to: First Floor, Rosebank Towers, 15 Biermann Avenue, Rosebank, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder), or sending it by email to proxy@computershare.co.za so as to be received by Computershare by no later than 2:30 p.m., South African time, on Tuesday, September 7, 2021. The electronic participation form can be found as an insert in this Proxy Statement. Computershare will first validate such requests and confirm the identity of the shareholder in terms of section 63(1) of the Companies Act, and, if the request is validated, further details on using the electronic communication facility will be provided. The Company will inform shareholders or their proxies who notified Computershare of their intended participation, by no later than 2:30 p.m., South African time, on Wednesday, September 8, 2021, by email of the relevant details through which shareholders or their proxies can participate electronically. The virtual Annual Meeting ID is 135-562-604.
ADS holders will not be entitled to participate in and vote at the Annual Meeting in person.
The meeting will begin promptly at 2:30 p.m., South African time. Check-in will begin at 2:00 p.m., South African time, and you should allow ample time for the check-in procedures.
How does the Board recommend that I vote?
The Board recommends that you vote:
•FOR the re-election of the director nominees listed in this Proxy Statement.
•FOR the ratification of the appointment of Deloitte & Touche as independent registered public accounting firm for the fiscal year ending March 31, 2022.
•FOR the authorization of the repurchase of securities.
•FOR the authorization of financial assistance to related and inter-related companies.
•FOR the approval of the fees payable to non-executive directors.
•FOR the non-binding advisory vote on endorsement of the Remuneration Policy.
•FOR the non-binding advisory vote on endorsement of the Remuneration Implementation Report.
•FOR the non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.
•FOR the adoption of the IFRS AFS.
•FOR the authorization of the placement of authorized but unissued shares under the control of directors.
•FOR the re-appointment of the members of the Audit and Risk Committee.
•FOR the authorization to issue shares for cash.
•FOR the authorization of the signature of documentation.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes(1)	Broker Discretionary Voting Allowed
Proposal No. 1: Re-election of the director nominees listed in this Proxy Statement.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None	No(2)
Proposal No. 2: Ratification of the appointment of Deloitte & Touche as independent registered public accounting firm for the fiscal year ending March 31, 2022.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	Yes(3)

Proposal No. 3: Authorization of the repurchase of securities.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 4: Authorization of financial assistance to related and inter-related companies.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 5: Approval of the fees payable to non-executive directors.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 6: Non-binding advisory vote on endorsement of the Remuneration Policy.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 7: Non-binding advisory vote on endorsement of the Remuneration Implementation Report.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 8: Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 9: Adoption of the IFRS AFS.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	Yes(3)
Proposal No. 10: Authorization of the placement of authorized but unissued shares under the control of directors.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 11: Re-appointment of the members of the Audit and Risk Committee.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)

Proposal No. 12: Authorization to issue shares for cash.	The affirmative vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
Proposal No. 13: Authorization of the signature of documentation.	The affirmative vote of the holders of a simple majority of our shares present in person or by proxy and voting at the Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	None	No(2)
(1) A withheld vote or abstention, as applicable, is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(2) As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3) As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Computershare will tabulate the votes, and representatives of Computershare will act as inspectors of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet or mail, if you are a shareholder of record, you may change your vote and revoke your proxy by:
•sending a written statement to that effect to the attention of the Company Secretary at our corporate offices, provided such statement is received no later than Wednesday, September 8, 2021 at 2:30 p.m., South African time;
•voting again by Internet at a later time before the closing of those voting facilities at 2:30 p.m., South African time, on Wednesday, September 8, 2021;
•submitting a properly signed proxy card with a later date that is received no later than Wednesday, September 8, 2021 at 2:30 p.m., South African time; or
•participating in the Annual Meeting, revoking your proxy and voting in person.
If you hold shares in street name (rather than through own-name registration), you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a signed letter of representation from the record holder (broker, bank or other nominee) giving you the right to vote the shares. Your most recent proxy card or Internet proxy is the one that is counted. Your participation in the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to us before your proxy is voted or you vote in person at the Annual Meeting.
If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote your ADSs.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

PROPOSAL NO. 1 RE-ELECTION OF DIRECTORS
Board Size and Structure
In accordance with our Memorandum of Incorporation as currently in effect, the Board must comprise at least four directors and the maximum number of directors to serve on our Board is determined by our shareholders from time to time. Our Board currently consists of five non-executive directors and three executive directors.
Our Memorandum of Incorporation provides that at least one-third of the non-executive directors retire by rotation each year and stand for re-election at the Annual Meeting. The non-executive directors to retire in every year shall be those who have been longest in office since their last election, but as between persons who were elected as non-executive directors on the same day, those to retire shall, unless they otherwise agree among themselves, be determined by lot. Each director shall hold office until the expiration of their term or until their earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled by vote of a majority of the directors then in office.
Set forth below are the names and certain information for each member and nominee of our Board, as of July 23, 2021. The information presented includes each director and nominee’s principal occupation and business experience for the past five years, and the names of other public companies on which s/he has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our Nominations and Remuneration Committee and our Board to conclude that s/he should serve as a director and be nominated, to the extent applicable, for directorship at the 2021 Annual Meeting. In addition, we believe that each director and nominee possesses the attributes or characteristics which the Nominations and Remuneration Committee expects of each director. These attributes and characteristics are further described in “Corporate Governance - Director Nomination Process”. There are no family relationships among any of our directors or executive officers.
Current Directors and Terms
Our current directors and their terms are set forth below.

Directors with Current Term Ending at 2021 Annual Meeting	Directors with Current Term Ending at 2022 Annual Meeting	Directors with Current Term Ending at 2023 Annual Meeting
Fikile Futwa	Richard Bruyns	Ian Jacobs
Robin Frew	Fundiswa Roji-Maplanka	Fikile Futwa

Nominees for Director
Fikile Futwa and Robin Frew have been nominated by the Board to stand for re-election. The current terms of service of Fikile Futwa and Robin Frew will expire at the Annual Meeting. If elected by the shareholders at the Annual Meeting, Fikile Futwa and Robin Frew will each serve for a term expiring at our annual meeting of shareholders to be held in 2023 and 2024, respectively, or until her/his earlier death, resignation or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.
Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of July 23, 2021, for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years.
We believe that all of our directors and nominees display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our shareholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board to the conclusion that such individual should serve as a director in light of our business and structure.
We further confirm that there are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our non-executive directors was carried on with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings in which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

Nominees for Re-election Whose Terms Expire at the 2021 Annual Meeting of Shareholders

Directors	Age	Served as a Director Since	Current Position(s) with MiX
Fikile Futwa	44	2018	Director
Robin Frew	61	1996	Chairperson of the Board
Fikile Futwa is an independent non-executive director, who was elected as a member of our Board of Directors in July 2018. Fikile is the Chairperson of the Social and Ethics Committee and is a member of our Audit and Risk Committee. Fikile founded and manages an accounting firm, Your Financial Partner, which is registered with the South African Institute of Chartered Accountants. Fikile has more than 18 years' corporate experience which includes external audit, accounting, payroll, financial management, corporate finance, corporate governance, taxation and Broad-Based Black Economic Empowerment regulations. Fikile started her accounting articles at Andersen and completed same with KPMG. Post articles, Fikile worked in corporate finance for Eskom Holdings SOC Limited and Anglo-American Corporation Limited. Fikile later joined Discovery Limited, where she headed up the Discovery CA(SA) training program and Group Accounting department. Fikile also served as a non-executive director on various boards.
Robin Frew is a non-executive director who has served as a member of our Board of Directors since January 1996 and was appointed Chairman in October 2016. Robin is a member of the Nominations and Remuneration Committee. Robin was a Founding Director and Chief Executive Officer of Radiospoor Telecommunications Ltd, a specialist provider of mobile cellular services. Radiospoor was involved in the Cellular industry as a service provider to the Vodacom and MTN businesses from the outset in 1993. Radiospoor listed its business on the Johannesburg Stock Exchange in 1997. The business was sold in 2001. Robin then co-founded a private equity investment business and currently manages a private investment partnership, Masalini Capital (Pty) Ltd, in the role of Managing Director.
Directors Whose Terms Expire at the 2022 Annual Meeting of Shareholders

Director	Age	Served as a Director Since	Current Position(s) at MiX
Richard Bruyns	68	2007	Director
Fundiswa Roji-Maplanka	45	2017	Director
Richard Bruyns, our lead independent non-executive director, has served on our Board of Directors from August 2007. In October 2016, Richard was appointed as the lead independent non-executive director and Chairperson of the Nominations and Remuneration Committee. Richard is also a member of our Audit and Risk Committee, and our Social and Ethics Committee. Richard has been managing listed companies since 1998, when he was with Hodgson and Darling, and has served as a member and/or chairperson of board committees of various listed companies over the years.
Fundiswa Roji-Maplanka is an independent non-executive director, who was elected as a member of our Board of Directors in October 2017. Fundiswa is currently the Chairperson of the Audit and Risk Committee and also serves as a member of our Social and Ethics Committee. Fundiswa is a Chartered Accountant and is the founding partner of an investment holding company, Dlondlobala Capital, which she co-founded in 2015. Fundiswa has professional experience in finance, audit, corporate governance, strategy, private equity, mergers & acquisitions, investment management, and investor relations. Fundiswa was a senior manager responsible for strategy and investor relations at the Imperial Group until the end of 2014. Prior to joining the Imperial

Group, Fundiswa worked for over a decade at Kagiso Trust Investments, and later at Kagiso Tiso Holdings as a director of investments. During Fundiswa’s tenure at Kagiso Trust Investments, she was a member of various boards across industries including Macsteel, Bytes Technology Group, Multotec, UTI Pharma and Universal Print Group. Fundiswa was a member of the boards of radio assets of Kagiso Media, including Jacaranda FM and East Coast Radio, as part of managing the Media and ICT portfolio of the Kagiso Group. In the public arena, Fundiswa has served on the board of Technology Innovation Agency and on the audit committee of the Commission for Gender Equality. Fundiswa has also served as a non-executive director of the South African Venture Capital Association.
Directors Whose Terms Expire at the 2023 Annual Meeting of Shareholders

Directors	Age	Served as a Director Since	Current Position(s) at MiX
Ian Jacobs	44	2016	Director
Fikile Futwa	44	2018	Director

Ian Jacobs is an independent non-executive director, who was elected as a member of our Board of Directors in June 2016, and serves as a member of our Nominations and Remuneration Committee. Ian graduated from Yeshiva University, New York in 1997. Ian worked as a research analyst focused on small capitalization companies from 1997 to 2002 at Schroders, Sidoti & Co. and Goldman Sachs & Co. respectively. In 2003, after graduating from Columbia Business School, New York, Ian joined Berkshire Hathaway Inc. where he worked on investment research and other projects as directed by the Chairman/CEO. In 2009, Ian left Berkshire Hathaway Inc. to form 402 Capital LLC.
Biographical information for Fikile Futwa is provided above.
Directors Whose Terms Expire at the 2024 Annual Meeting of Shareholders

Directors	Age	Served as a Director Since	Current Position(s) with MiX
Robin Frew	61	1996	Chairperson of the Board
Fundiswa Roji-Maplanka	45	2017	Director
Biographical information for Robin Frew is provided above.
Biographical information for Fundiswa Roji-Maplanka is provided above.
Executive Directors Whose Terms are Indefinite

Directors	Age	Served as a Director Since	Current Position(s) at MiX
Stefan Joselowitz	62	1996	President and Chief Executive Officer and Director
John Granara	53	2019	Executive Vice President and Chief Financial Officer and Director
Charles Tasker	57	2007	Chief Operating Officer and Director
Stefan Joselowitz has served as our Chief Executive Officer, and as a member of our Board of Directors since he founded the Company in 1996. In 2008, he relocated to the United States as part of our global expansion strategy. Since founding MiX, Joss has overseen six acquisitions. He successfully orchestrated the Company’s listing on the JSE in 2007, and in 2013 led the team that listed the Company on the NYSE, in the process concluding a $65 million capital raising to fund future growth. Prior to MiX, from 1984 to 1995, he served as Chief Executive Officer, and previously, Sales Director, of Shurlok (Pty) Ltd, a developer of electronic systems for the automotive industry, helping to build the company into a leader in the field of vehicle safety and security.
John Granara joined MiX as our Chief Financial Officer, an Executive Vice President and as a member of our Board of Directors on July 8, 2019. Prior to John’s appointment to MiX, John held the position of Chief Financial Officer at Ameresco Inc. where he held oversight of all corporate finance accounting, financial analysis, planning, mergers & acquisitions, internal audit, tax, treasury, investor relations and structured finance. Prior to that, John was Vice President Finance and Chief Accounting Officer at GT Advanced Technologies Inc. John also served as the interim chief financial officer of A123 Systems, Inc, a lithium-ion battery developer, and manufacturer, from January 2011 through May 2011, and as vice president, finance, and corporate controller of A123 Systems, Inc. from November 2007 through December 2010. On October 16, 2012, A123 Systems, Inc. filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code. John is a seasoned finance executive with over 20 years’ experience in both public and privately held corporations. John holds a B.S.B.A. from Suffolk University in Boston, and is a certified public accountant.
Charles Tasker has served as the Chief Operating Officer since June 2014 and has served as a member of our Board of Directors since August 2007. Prior to assuming the position of Chief Operating Officer, Charles served as the Executive responsible for Fleet Solutions worldwide since our acquisition of OmniBridge in 2007. Prior to MiX, Charles founded DataPro in 1986, an Internet service provider and software development company, which was acquired by Control Instruments Group Limited in 1996. As part of that acquisition, Charles joined Control Instruments which became OmniBridge to lead its fleet management business. Charles has more than 25 years of entrepreneurial and management experience working with companies in the technology sector.
Resolutions
ORDINARY RESOLUTION NO. 1a. Re-election of Fikile Futwa
“Resolved, by ordinary resolution of the shareholders, that Fikile Futwa who retires in terms of the Company’s Memorandum of Incorporation and who, being eligible, offers herself for re-election, be re-elected as a director of the Company.”
The Nominations and Remuneration Committee has considered Fikile Futwa's past performance and contribution to the Company and recommends that Fikile Futwa is re-elected as a director of the Company.
ORDINARY RESOLUTION NO. 1b. Re-election of Robin Frew
“Resolved, by ordinary resolution of the shareholders, that Robin Frew who retires in terms of the Company’s Memorandum of Incorporation and who, being eligible, offers himself for re-election, be re-elected as a director of the Company.”
The Nominations and Remuneration Committee has considered Robin Frew's past performance and contribution to the Company and recommends that Robin Frew is re-elected as a director of the Company.
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the re-election of each of Fikile Futwa and Robin Frew. Should a majority of the votes cast be AGAINST the re-election of each of Fikile Futwa and Robin Frew, they will step down as directors of MiX at the conclusion of the Annual Meeting and no longer act as independent non-executive directors of the Company, resulting in the Company no longer having the required minimum number of independent non-executive directors required in terms of the Companies Act and the JSE Listings Requirements. The Company will need to recruit new independent non-executive directors to replace Fikile Futwa and Robin Frew.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF EXTERNAL AUDITOR/INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of External Auditor/Independent Registered Public Accounting Firm
In terms of section 90 of the Companies Act, the JSE Listings Requirements and our Memorandum of Incorporation the Company shall appoint an external auditor/independent registered public accounting firm each year at its Annual Meeting. The Audit and Risk Committee nominates for appointment the external auditor/independent registered public accounting firm. In this regard, the Audit and Risk Committee evaluates the qualifications, performance and independence of our external auditor/independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit and Risk Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the suitability for appointment of the firm and the lead audit partner, the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Deloitte & Touche has served as our external auditor/independent registered public accounting firm since fiscal year 2018. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. In addition, in terms of the JSE Listings Requirements the Audit and Risk Committee, have satisfied itself that Deloitte & Touche meet the independence requirements prescribed by section 94(8) of the Companies Act, and having assessed the suitability of Deloitte & Touche and James Welch in accordance with paragraph 3.84(g)(iii) of the JSE Listings Requirements, recommends that Deloitte & Touche be re-appointed as the external auditor/independent registered public accounting firm of the Company, with James Welch being the designated audit partner. Upon consideration of these and other factors, the Audit and Risk Committee has nominated Deloitte & Touche for appointment to serve as our external auditor/independent registered public accounting firm, together with James Welch as the lead audit partner, for the year ending March 31, 2022.
Even if the nomination is approved by shareholders, the Audit and Risk Committee, in its discretion, may select a different external auditor/independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our shareholders.
Representatives of Deloitte & Touche are expected to participate in the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from shareholders.
Audit, Audit-Related, Tax and All Other Fees
The table below sets forth the aggregate fees billed to MiX for services related to the fiscal years ended March 31, 2021 and 2020, respectively, by Deloitte & Touche, our external auditor/independent registered public accounting firm.

	Year Ended March 31,		Year Ended March 31,
	2021	2020	2021	2020
Audit Fees(1)	$1,099,271	$1,061,542	R17,997,711	R15,684,391
Audit-Related Fees	-	-	-	-
Tax Fees(2)	$27,114	$86,077	R443,918	R1,271,801
All Other Fees (3)	$5,131	$5,968	R84,000	R88,176
	$1,131,516	$1,153,587	R18,525,629	R17,044,368

(1) Audit fees for 2021 and 2020 consisted of professional services rendered for the audit of our financial statements. In fiscal year 2021, audit fees include nil million and in fiscal year 2020 R0.3 million in respect of fees paid to PricewaterhouseCoopers Inc. and the balance relates to Deloitte & Touche. No fees were payable to PWC in fiscal 2021.

(2) Tax fees for 2021 and 2020 consisted of professional services rendered for corporate tax compliance and tax advisory services.
(3) In respect of our Audit and Risk Committee approval process, all of the non-audit and audit fees paid to Deloitte & Touche have been pre-approved by the Audit and Risk Committee.

Pre-Approval Policies and Procedures
The formal written terms of reference for our Audit and Risk Committee requires that the Audit and Risk Committee, or the chairperson of the Audit and Risk Committee, pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our external auditor/independent registered public accounting firm in accordance with our audit services pre-approval policy (as amended from time to time), other than de minimis non-audit services approved in accordance with applicable SEC rules.

The Audit and Risk Committee has adopted a pre-approval policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our external auditor/independent registered public accounting firm may be pre-approved. This pre-approval policy generally provides that the Audit and Risk Committee will not engage an external auditor/independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit and Risk Committee or (ii) entered into pursuant to the pre-approval policies and procedures described in the pre-approval policy. Unless a type of service to be provided by our external auditor/independent registered public accounting firm has received this latter general pre-approval under the pre-approval policy, it requires specific pre-approval by the Audit and Risk Committee.
On an annual basis, the Audit and Risk Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our external auditor/independent registered public accounting firm without first obtaining specific pre-approval from the Audit and Risk Committee. The Audit and Risk Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Any member of the Audit and Risk Committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit and Risk Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the external auditor/independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit and Risk Committee requires pre-approval for such additional services or such additional amounts.
The services provided to us by Deloitte & Touche in 2021 and 2020 were provided in accordance with our pre-approval policies and procedures, as applicable.
Resolution
ORDINARY RESOLUTION NO. 2 RATIFICATION OF APPOINTMENT OF EXTERNAL AUDITOR/INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
“Resolved, by ordinary resolution of the shareholders, that, Deloitte & Touche be, and hereby are appointed as the Company’s external auditors/independent registered public accounting firm for the fiscal year ending March 31, 2022.”
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the appointment of Deloitte & Touche as our external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2022.

PROPOSAL NO. 3 AUTHORIZATION OF THE REPURCHASE OF SECURITIES
General
The purpose of this proposal is to afford our Board (or a subsidiary of the Company) a general authority to effect a repurchase of our securities. The effect of the resolution will be that the Board will have the authority, subject to the rules of the NYSE, the JSE Listings Requirements and the Companies Act, to effect repurchases of our securities.
In accordance with the JSE Listings Requirements the Board records that, depending on market conditions, there is an intention to effect a repurchase of our securities. The Board will utilize this general authority to repurchase securities as and when suitable opportunities present themselves, which may require expeditious and immediate action.
The Board undertakes that, after considering the maximum number of securities that may be repurchased and the price at which the repurchases may take place pursuant to the general authority, for a period of 12 months after the date of notice of this Annual Meeting:
•we will, in the ordinary course of business, be able to pay its debts;
•our consolidated assets fairly valued in accordance with International Financial Reporting Standards, will exceed our consolidated liabilities fairly valued in accordance with International Financial Reporting Standards; and
•our share capital, reserves and working capital will be adequate for ordinary business purposes.
The following additional information is provided in terms of paragraph 11.26 of the JSE Listings Requirements for purposes of this general authority:
•Major beneficial shareholders - pages 114 to 115 of the IFRS AFS; and
•Capital structure of the Company - pages 51 to 61 of the IFRS AFS.

Directors’ responsibility statement
The Board, whose names appear on pages 3 and 4 of the IFRS AFS, collectively and individually accept full responsibility for the accuracy of the information pertaining to this special resolution and certify that, to the best of their knowledge and belief, there are no facts that have been omitted which would make any statement false or misleading, and that all reasonable inquiries to ascertain such facts have been made and that the special resolution contains all information required by the Companies Act and the JSE Listings Requirements.
Material changes
Other than the facts and developments reported on in our IFRS AFS, there have been no material changes in the affairs or financial position of the Company and its subsidiaries since the date of signature of the audit report for the financial year ended March 31, 2021, and up to the date of this notice.
Resolution
SPECIAL RESOLUTION NO. 1 AUTHORIZATION OF THE REPURCHASE OF SECURITIES
“Resolved, by special resolution of the shareholders, that the Company or any of its subsidiaries be and are hereby authorized by way of a general authority to acquire securities issued by the Company (being ordinary shares listed on the JSE Limited and ADSs listed on the NYSE), in terms of sections 46 and 48 of the Companies Act, and subject to the applicable rules of the NYSE and the following provisions of the JSE Listings Requirements:
(a)any acquisition of securities shall be implemented through the order book of the JSE or the NYSE, as applicable, and without prior arrangement between the Company and the counter party;
(b)this general authority shall be valid until the Company’s next annual general meeting, provided that it shall not extend beyond 15 months from the date of passing this special resolution;
(c)the Company (or any subsidiary) is duly authorized by its Memorandum of Incorporation to do so;
(d)acquisitions of securities in the aggregate may not exceed 20% in any one financial year (or 10% in aggregate where the acquisitions are effected by a subsidiary) of the Company’s issued ordinary share capital as at the date of passing this special resolution;

(e)in determining the price at which securities issued by the Company are acquired by it or any of its subsidiaries in terms of this general authority, the maximum premium at which such securities may be acquired will be 10% of the weighted average of the market value on the JSE over the five business days immediately preceding the repurchase of such securities;
(f)at any point in time the Company (or any subsidiary) may appoint only one agent to effect repurchases on its behalf;
(g)repurchases may not take place during a prohibited period (as defined in paragraph 3.67 of the JSE Listings Requirements) unless a repurchase program is in place (where the dates and quantities of securities to be repurchased during the prohibited period are fixed) and has been submitted to the JSE in writing prior to the commencement of the prohibited period;
(h)an announcement will be published as soon as the Company or any of its subsidiaries have acquired securities constituting, on a cumulative basis, 3% of the number of securities in issue prior to the granting of the repurchase authority and pursuant to which the aforesaid threshold is reached, and for each 3% in aggregate acquired thereafter, containing full details of such repurchases; and
(i)the Board of Directors of the Company must resolve that the repurchase is authorized, the Company and its subsidiaries have passed the solvency and liquidity test, as set out in section 4 of the Companies Act, and since that test was performed, there have been no material changes to the financial position of the MiX Telematics Group of Companies.”

Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the approval of the authorization of the repurchase of securities.

PROPOSAL NO. 4 AUTHORIZATION OF FINANCIAL ASSISTANCE TO RELATED AND INTER-RELATED COMPANIES
General
The Company would like the ability to provide financial assistance, in appropriate circumstances and if the need arises, in accordance with sections 44 and 45 of the Companies Act. This authority is necessary for us to provide financial assistance in appropriate circumstances. Under the Companies Act, we will, however, require the proposal (special resolution) referred to below to be adopted, and in the event of such a transaction, that our Board is satisfied that the terms under which the financial assistance proposed to be given are fair and reasonable and, immediately after providing the financial assistance, we would satisfy the solvency and liquidity test contemplated in the Companies Act. In the circumstances and in order to, inter alia, ensure that our subsidiaries and other related and inter-related companies and corporations have access to financing and/or financial backing from us (as opposed to banks), it is necessary to obtain the approval of shareholders, as set out in this proposal. Therefore, the reason for, and effect of, this proposal is to permit us to provide direct or indirect financial assistance (within the meaning attributed to that term in sections 44 and 45 of the Companies Act) to the entities referred to below.
Resolution
SPECIAL RESOLUTION NO. 2 AUTHORIZATION OF FINANCIAL ASSISTANCE TO RELATED AND INTER-RELATED COMPANIES
“Resolved, by special resolution of the shareholders, that to the extent required by the Companies Act, the Board of Directors of the Company may, subject to compliance with the requirements of the Company’s Memorandum of Incorporation, the Companies Act and the JSE Listings Requirements, each as presently constituted and as amended from time to time, authorize the Company to provide direct or indirect financial assistance, as contemplated in sections 44 and 45 of the Companies Act, by way of loans, guarantees, the provision of security or otherwise, to any of its present or future subsidiaries and/or any other company or corporation that is or becomes related or inter-related (as defined in the Companies Act) to the Company for any purpose or in connection with any matter provided for in terms of sections 44 and 45 of the Companies Act, such authority to endure for a period of two years after the adoption of this special resolution or until its renewal, whichever is the earliest, and further provided that inasmuch as the Company’s provision of financial assistance to its subsidiaries will at any and all times be in excess of one-tenth of 1% of the Company’s net worth, the Company hereby provides notice to its shareholders of that fact.”
Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the approval of the financial assistance to related and inter-related companies.

PROPOSAL NO. 5 APPROVAL OF THE FEES PAYABLE TO NON-EXECUTIVE DIRECTORS
General
The reason for this proposal is to obtain shareholder approval by way of special resolution in accordance with section 66(9) of the Companies Act for the payment by us of remuneration to each of our non-executive directors for each non-executive director’s services as a non-executive director in the amounts set out under this proposal.
The fees payable to non-executive directors were last reviewed during 2019 and re-approved for another year at the annual general meeting held on September 9, 2020. The fees are proposed and reviewed by the Nominations and Remuneration Committee and are determined with reference to various factors, including the current global economic climate caused by the COVID-19 pandemic, fees paid by comparable companies, the responsibilities taken by the non-executive directors and the importance attached to the retention and attraction of high-caliber individuals. The Nominations and Remuneration Committee considered all relevant factors and decided that only the proposed fees in respect of the Audit and Risk Committee Chairperson and Committee members will increase, while all other proposed fees will remain unchanged for the 2021 fiscal year.
The proposed fee of up to US$100 000 for a U.S. resident non-executive director is being proposed as we intend to appoint a further non-executive director to our Board, preferably a U.S. resident who will also be elected as a member of the Audit and Risk Committee.
We are cognizant of the disparity of the fees paid to South African non-executive directors and those paid to U.S. resident non-executive directors. The proposed fee is a maximum proposed fee that our Board may, at its discretion pay to any newly appointed non-executive director who is a resident of the U.S., and the final amount that may be paid (up to a maximum of US$100,000) will be dependent of the skills, competence, qualifications and experience that a U.S. resident non-executive director, if appointed, will contribute to us. No additional fees will be payable to such U.S. resident non-executive director for committee membership or Chairpersonship.
Resolution
SPECIAL RESOLUTION NO. 3 APPROVAL OF THE FEES PAYABLE TO NON-EXECUTIVE DIRECTORS
“Resolved, by special resolution of the shareholders, that the fees payable by the Company to non-executive directors for their services as directors (in terms of section 66 of the Companies Act) be and are hereby approved, which approval shall be valid until the next annual general meeting of the Company.”

	Amount per annum(2)	Amount per annum (3)
Non-Executive Director’s fee - current directors and future S.A. resident directors	R363,000	$24,335
Non-Executive Director’s fee - future U.S. resident director(1)		Up to US$100,000
Chairperson (in addition to director’s fee)
- Board	R396,000	$26,547
- Lead Independent Director	R264,000	$17,698
-Audit and risk	R314,000	$21,050
-Nominations and remuneration	R115,500	$7,743
- Social and ethics	R110,000	$7,374
Committee fees (in addition to director’s fee)
- Audit and risk	R227,000	$15,218
-Nominations and remuneration	R77,000	$5,162
- Social and ethics	R60,500	$4,056
(1) The proposed director’s fee for U.S. resident non-executive directors is a maximum proposed fee that our Board may, at its discretion pay to any newly appointed non-executive director who is a resident of the United States of America and will include any fee payable in respect of Committee membership.

(2) The fees exclude Value Added Tax which will be added by the directors in terms of current Value Added Tax legislation in South Africa, if applicable.
(3) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R14.9167 per $1.00, which is the exchange rate as of March 31, 2021.

Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the approval of the fees payable to non-executive directors.

PROPOSAL NO. 6 NON-BINDING ADVISORY VOTE ON ENDORSEMENT OF REMUNERATION POLICY
General
In terms of the King IV Report on Corporate Governance (“King IV”), an advisory vote should be obtained from shareholders on our Remuneration Policy, contained in the Nominations and Remuneration Committee’s Report, which begins on page 45 of this Proxy Statement. The vote allows shareholders to express their view on the Remuneration Policy. In accordance with King IV, in the event of 25% or more votes against this non-binding resolution, the Board is committed to engaging actively with dissenting shareholders in this regard, in order to ascertain the reasons therefor and to address all legitimate and reasonable objections and concerns.
Resolution
ORDINARY RESOLUTION NO. 3 NON-BINDING ADVISORY VOTE ON ENDORSEMENT OF REMUNERATION POLICY
“Resolved, by ordinary resolution of the shareholders, that, in accordance with the JSE Listings Requirements and the King IV Report on Corporate Governance, and through a non-binding advisory vote, the Remuneration Policy be and is hereby approved.”
Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting, not counting abstentions is required in order to achieve compliance with King IV.
Board Recommendation
Our Board unanimously recommends a vote FOR the endorsement of the Remuneration Policy.

PROPOSAL NO. 7 NON-BINDING ADVISORY VOTE ON ENDORSEMENT OF REMUNERATION IMPLEMENTATION REPORT
General
In terms of King IV, an advisory vote should be obtained from shareholders on our Remuneration Implementation Report, contained in the Nominations and Remuneration Committee’s Report, which begins on page 49 of this Proxy Statement. The vote allows shareholders to express their view on the Remuneration Implementation Report. In accordance with King IV, in the event of 25% or more votes against this non-binding resolution, the Board is committed to engaging actively with dissenting shareholders in this regard, in order to ascertain the reasons therefor and to address all legitimate and reasonable objections and concerns.
Resolution
ORDINARY RESOLUTION NO. 4 NON-BINDING ADVISORY VOTE ON ENDORSEMENT OF REMUNERATION IMPLEMENTATION REPORT
“Resolved, by ordinary resolution of the shareholders, that, in accordance with the JSE Listings Requirements and the King IV Report on Corporate Governance, and through a non-binding advisory vote, the Remuneration Implementation Report be and is hereby approved.”
Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting, not counting abstentions is required in order to achieve compliance with King IV.
Board Recommendation
Our Board unanimously recommends a vote FOR the endorsement of Remuneration Implementation Report.

PROPOSAL NO. 8 NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS
General
The Board is committed to excellence in governance. As part of that commitment, and as required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board is providing the shareholders with an opportunity to provide an advisory vote related to the compensation of our named executive officers, commonly known as the “say-on-pay” proposal. The SEC say-on-pay vote generally covers the fiscal year prior to the date of the applicable proxy statement.
As described above, we have developed a Remuneration Policy that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term shareholder value. We believe our Remuneration Policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for our success.
Resolution
ORDINARY RESOLUTION NO. 5 NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS
“Resolved, by ordinary resolution of the shareholders, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers, as disclosed on page 37 of this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other compensation related tables and disclosure.”
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
As this vote is advisory, it will not be binding upon the Board or the Nominations and Remuneration Committee and neither our Board nor the Nominations and Remuneration Committee will be required to take any action as a result of the outcome of this vote. However, the Nominations and Remuneration Committee will carefully consider the outcome of this vote when considering future compensation policies.
Board Recommendation
Our Board unanimously recommends a vote FOR the approval of the compensation paid to our named executive officers under U.S. securities law requirements.

PROPOSAL NO. 9 PRESENTATION OF THE IFRS AFS
General
In terms of the provisions of section 30(3)(d) of the Companies Act, the Company’s IFRS AFS which include the Directors’ Report, the report of the Audit and Risk Committee and the report of the external auditor/independent registered public accounting firm, must be presented to shareholders at the annual general meeting after the annual financial statements have been approved by the Board. Although not required, it is common practice amongst several South African companies to note the presentation of the annual financial statements to shareholders by way of ordinary resolution.
Resolution
ORDINARY RESOLUTION NO. 6 PRESENTATION OF THE IFRS AFS
“Resolved, by ordinary resolution of the shareholders, that the IFRS AFS, including the Directors’ Report, the report of the Audit and Risk Committee and the report of the external auditor/independent registered public accounting firm, be and are taken as having been duly presented to and received by the shareholders.”
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the adoption of the annual financial statements.

PROPOSAL NO. 10 AUTHORIZATION OF THE PLACEMENT OF AUTHORIZED BUT UNISSUED SHARES UNDER THE CONTROL OF DIRECTORS
General
Shareholders are advised that our Memorandum of Incorporation requires shareholders to approve the placement of our authorized but unissued shares under the control of our Board who may issue such shares in their discretion provided that such approval is valid until our next annual general meeting, and provided that it shall not extend beyond 15 months from the date of passing this ordinary resolution, whichever is the earlier, subject at all times to the Companies Act, the JSE Listings Requirements and our Memorandum of Incorporation.
Resolution
ORDINARY RESOLUTION NO. 7 AUTHORIZATION OF THE PLACEMENT OF AUTHORIZED BUT UNISSUED SHARES UNDER THE CONTROL OF DIRECTORS
“Resolved, by ordinary resolution of the shareholders, that the authorized but unissued shares of the Company be and are hereby placed under the control of the Board of Directors of the Company, which directors are, subject to the rules of the NYSE, the JSE Listings Requirements and the provisions of the Companies Act, authorized to allot and issue and otherwise dispose of all or part thereof, at their discretion, of any such shares at such time or times, to such person or persons, company or companies and upon such terms and conditions as they may determine; such authority to remain in force until the next annual general meeting of the Company, provided that it shall not extend beyond 15 months from the date of passing this resolution.”
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the authorization of the placement of authorized but unissued shares under the control of directors.

PROPOSAL NO. 11 RE-APPOINTMENT OF THE MEMBERS OF THE AUDIT AND RISK COMMITTEE
General
In terms of section 94(2) of the Companies Act, at each annual general meeting of the Company, shareholders must elect an audit committee comprising at least three members who are independent non-executive directors and have adequate relevant knowledge and experience to act as members of the audit committee. Neither the appointment nor the duties of an audit committee reduce the functions and duties of the Board, except with respect to the appointment, fees and terms of engagement of the external auditor/independent registered public accounting firm.
Resolution
ORDINARY RESOLUTION NO. 8 RE-APPOINTMENT OF THE MEMBERS OF THE AUDIT AND RISK COMMITTEE
“Resolved, by ordinary resolution of the shareholders, that the members of the Company’s Audit and Risk Committee set out below be and are hereby re-appointed, each by way of a separate vote, with effect from the end of this Annual Meeting in terms of section 94(2) of the Companies Act. The membership as proposed by the Nominations and Remuneration Committee is:
a.    Fundiswa Roji-Maplanka (Chairperson);
b.    Fikile Futwa; and
c.    Richard Bruyns.”

Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the re-appointment of Fundiswa Roji-Maplanka, Fikile Futwa and Richard Bruyns respectively, as the members of the Audit and Risk Committee.

PROPOSAL NO. 12 AUTHORIZATION TO ISSUE SHARES FOR CASH
General
Shareholders are advised that in accordance with the provisions of the JSE Listings Requirements, shareholders may authorize the directors to issue unissued shares for cash as the directors in their discretion deem fit up to a maximum of 30% of a company’s issued share capital, provided that such issue is subject to the provisions and limitations of the JSE Listings Requirements as set out in this proposal and subject always to compliance with the Companies Act.
The Board confirms that there is no specific intention to issue any shares for cash as at the date of this notice.
Resolution
ORDINARY RESOLUTION NO. 9 AUTHORIZATION TO ISSUE SHARES FOR CASH
“Resolved by ordinary resolution of shareholders that, subject to the restrictions set out below and further subject to the provisions of the rules of the NYSE, the Companies Act and the JSE Listings Requirements, the Board be and is hereby authorized until this authority lapses at the next annual general meeting of the Company, provided that this authority shall not extend beyond 15 months from the date of passing of this ordinary resolution, to allot and issue shares of the Company for cash, on the following basis:
(a)the shares which are the subject of the issue for cash must be of a class already in issue or, where this is not the case, must be limited to such shares or rights as are convertible into a class already in issue;
(b)the allotment and issue of shares for cash shall be made only to persons qualifying as “public shareholders”, as defined in the JSE Listings Requirements, and not to “related parties”;
(c)shares which are the subject of general issues for cash shall not exceed 27,613,153 shares, being 5% of the Company’s issued shares, excluding treasury shares as at the date of this AGM Notice, provided that:
i.any shares issued under this authority, prior to this authority lapsing, shall be deducted from the
27,613,153 shares the Company is authorized to issue in terms of this authority; and
ii.in the event of a sub-division or consolidation of shares prior to this authority lapsing, the existing authority shall be adjusted accordingly to represent the same allocation ratio;
(d)    the maximum discount at which shares may be issued is 10% of the weighted average traded price of such shares measured over the 30 business days prior to the date that the price of the issue is agreed between the Company and the party subscribing for the shares; and
(e)    after the Company has issued shares in terms of this general authority to issue shares for cash representing on a cumulative basis within a financial year, 5% or more of the number of shares in issue prior to that issue, the Company shall publish an announcement containing full details of that issue, including, the number of shares issued, the average discount to the weighted average traded price of the shares over the 30 business days prior to the date that the issue is agreed in writing between the Company and the party/ies subscribing for the shares and an explanation, including supporting information (if any), of the intended use of the funds.”

Voting Required to Approve Proposal
The affirmative FOR vote of the holders of at least 75% of our shares present in person or by proxy and voting at the Annual Meeting, not counting abstentions is required in order to achieve compliance with the JSE Listings Requirements.
Board Recommendation
Our Board unanimously recommends a vote FOR the authorization to issue shares for cash.

PROPOSAL NO. 13 AUTHORIZATION OF THE SIGNATURE OF DOCUMENTATION
General
Authority is required to do all such things and sign all documents and take all such action as is necessary to implement the resolutions as set out in this Proxy Statement and approved at the Annual Meeting. It is proposed that any one director and/or the Company Secretary be authorized.
Resolution
ORDINARY RESOLUTION NO. 10 AUTHORIZATION OF THE SIGNATURE OF DOCUMENTATION
“Resolved, by ordinary resolution of the shareholders, that any director or the Company Secretary of the Company be and is hereby authorized to sign all such documentation and do all such things as may be necessary for or incidental to the implementation of the resolutions contained in this Proxy Statement, which are passed by shareholders in accordance with and subject to the terms thereof.”
Voting Required to Approve Proposal
The affirmative FOR vote of a majority of the votes cast in person or by proxy at the Annual Meeting, not counting abstentions.
Board Recommendation
Our Board unanimously recommends a vote FOR the authorization of the signature of documentation.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our current executive officers. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position
Stefan Joselowitz	62	President and Chief Executive Officer and Director
John Granara	53	Executive Vice President and Chief Financial Officer and Director
Charles Tasker	57	Chief Operating Officer and Director
Catherine Lewis	46	Executive Vice President - Technology
Gert Pretorius	53	Executive Vice President - Africa
Paul Dell	39	Chief Accounting Officer and Chief Financial Officer - Americas
Jonathan Bates	38	Executive Vice President - Marketing

See pages 11 and 12 of this Proxy Statement for the biographies of Messrs. Joselowitz, Granara and Tasker.
Catherine Lewis, our Executive Vice President for Technology, joined the business formerly known as OmniBridge in May 2001, and in November 2013 was promoted to Managing Director of MiX’s Central Services Organization. Catherine is the custodian of the MiX Telematics brand and is responsible for product management and development, the hosting and operations of the MiX SaaS platform, marketing, business systems, technical support and manufacturing. Catherine holds a Business Science degree with Honors in Information Systems from the University of Cape Town.
Gert Pretorius, an Executive Vice President, was appointed Managing Director of MiX Africa from October 2016, and served as the Executive Vice President for Information Systems from June 2014 to May 2017. Gert served as the Executive responsible for Africa Fleet Solutions from January 2012 to June 2014. Gert has served in various other senior sales and operations roles at MiX before being appointed Chief Operating Officer for MiX Africa in 2010. Previously, Gert served as Operations Manager for OmniBridge. From 1998 until joining OmniBridge, Gert held senior executive roles at fleet management companies including Super Group and Daimler Fleet Management and in the security industry at Coin Security Group.
Paul Dell currently serves as our Chief Accounting Officer and MiX America's Chief Financial Officer. Paul previously served as the Interim Chief Financial Officer and as a member of our Board of Directors from February 2017 until July 2019. Prior to his appointment to this position, Paul was our Group Financial Controller since September 2012 and before that Paul served as Group Financial Manager from July 2010 when he joined the Group. From October 2007 to June 2010, Paul served as Group Internal Audit Manager, then Group Accountant at Batemen Engineering, an international project management business based in South Africa. Paul was previously employed by PricewaterhouseCoopers Inc. from November 2003 to September 2007, during which time he completed two secondments to the United States. Paul is a registered chartered accountant in South Africa.
Jonathan Bates is currently our Executive Vice President of Marketing, and previously served as the Head of Global Marketing. Prior to his appointment to this position, he was our Marketing Director in Europe since 2016 and before that he served as European Product Manager from November 2012 when he joined the Group. From September 2005 to October 2012, Jonathan held a number of managerial positions within the PSA Peugeot Citroen Group in the functions of sales, marketing, product management, customer success and project management. Jonathan also holds a Bachelor of Laws degree in the UK.

CORPORATE GOVERNANCE
Introduction
We are fully committed to ensuring adherence to the strictest standards of ethical conduct, fair dealing and integrity in our business practices.
In support of this commitment, we endorse the principles and recommendations of the King Report on Corporate Governance, which is a booklet of guidelines for the governance structures and operation of companies in South Africa which was compiled when the Institute of Directors in South Africa asked retired Supreme Court of South Africa Judge Mervyn E. King to chair a committee, the King Committee on Corporate Governance.
Four reports have been issued: in 1994 (“King I”), 2002 (“King II”), 2009 (“King III”), and a fourth revision (“King IV”) in 2016. Compliance with King IV is a mandatory requirement for companies listed on the JSE. Unlike the requirements of the Sarbanes-Oxley Act of 2002 (“SOX”), King IV is non-legislative and is based on principles and recommended practices. The underpinning philosophies of King IV consist of integrated thinking, seeing the organization as an integral part of society, stakeholder inclusivity and corporate citizenship. It views good corporate governance as the exercise of ethical and effective leadership by the Board towards the achievement of the following governance outcomes: ethical culture, good performance, effective control and legitimacy.
A register of the 17 King IV principles, indicating where the appropriate disclosure is made or where relevant policy documents are located in the public forum, can be found in the “Governance Documents - King IV Register” section of the “Investors Relations” page of our website located at www.mixtelematics.com. We confirm that we will continue to endorse the principles and recommendations under King IV and will continually report on our compliance at each fiscal year-end. Mechanisms and policies appropriate to our business have been established in keeping with this commitment to best practices of corporate governance and integrity, and to ensure compliance thereto. Further to this, we have a Code of Ethics and Conduct to which all employees have to subscribe and which is underpinned by our values of integrity, innovation, relationships and performance.
The Board assumes overall responsibility for compliance with applicable laws and regulations and adopted non-binding rules, codes and standards and has implemented a Group Compliance Risk Management Policy to ensure that we comply with all applicable laws and regulations and reinforces a compliance culture throughout the Company.
There has been nothing material that has come to the attention of the Board, indicating that we have not complied with the laws and regulations in the jurisdictions in which we operated during the year, including with reference to the incorporation provisions as set out in the Companies Act; and has operated in conformity with the Company’s Memorandum of Incorporation. During the year under review, we have not paid any material fines for non-compliance with laws and regulations.

Board Charter
Our Board has adopted a Board Charter. The Board’s primary responsibilities are to create sustainable shareholder value and to provide effective governance over our affairs. The Company’s non-executive directors provide an independent perspective and complement the skills and experience of the executive directors, assessing strategy, financial plans, performance, resources, transformation, compliance, risk, key performance areas and conduct. A copy of our Board Charter can be found in the “Governance Documents - Board Charters” section of the “Investors Relations” page of our website located at www.mixtelematics.com, or by writing to our Company Secretary at our offices at Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686. Among the topics addressed in our Board Charter are:
•Composition
•Undertakings by directors
•Induction of new directors
•Period of office
•Director remuneration
•Role and responsibilities
•Board committees
•Delegation
•Board meeting procedures
•Disclosure and conflicts of interest

•Indemnification and directors’ and officers’ insurance
•Board and Committee’s performance evaluations
•Independent Professional advice
•Compliance with the Charter

Board Leadership Structure
The Board is the focal point and custodian of corporate governance for the Company. Board members are expected to act in the best interests of the Company, and the Company Secretary maintains a register of directors’ interests, as required by law. The Board appoints the Chairperson and the President and Chief Executive Officer. The roles of the Chairperson and the President and Chief Executive Officer are distinct. As the current Chairperson is not considered independent from a JSE Listings Requirements perspective as well as from a King IV perspective, by virtue of his significant individual shareholding in the Company, a lead independent non-executive director has been appointed to provide leadership and advice to the Board, without detracting from the authority of the Chairman, when any actual or perceived conflict of interest may arise. Currently, Mr. Frew serves as the Chairperson and Mr. Joselowitz serves as the President and Chief Executive Officer. The Board believes our current leadership structure of Chairperson and the President and Chief Executive Officer being held by two separate individuals is in our best interests and in the best interests of our shareholders. It strikes the appropriate balance between the President and Chief Executive Officer’s responsibility for the strategic direction, day-to-day leadership and performance of our Company and the Chairperson of the Board’s responsibility to: guide overall strategic direction of our Company; provide oversight of our corporate governance and guidance to our President and Chief Executive Officer; and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in our best interests and in the best interests of our shareholders.
At least one-third of the non-executive directors retire by rotation each year and stand for re-election at the annual general meeting, in accordance with the Memorandum of Incorporation. Directors’ appointments during the year are ratified at the annual general meeting. An executive committee is in place that is responsible for devising the Company strategy for recommendation to the Board and to implement the strategies and policies approved by the Board. The executive committee is also responsible for the day-to-day business and affairs of the Company.
There is a clear balance of power and authority at Board level to ensure that no one director has unfettered powers in decision making. All appointments to the Board are done in a formal, transparent manner and are a matter for the Board as a whole. The Board sets the parameters for the powers that are delegated to the executive committee and to management. The Board has developed an approvals framework, which delegates specific powers and delegations of authorities to the executive committee and operating management, and the approvals framework is updated at least annually, or when required. The Board is satisfied that the approvals framework contributes to role clarity and the effective exercise of authority. The Board has a succession plan in place for the members of the Board, as well as for the Chief Executive Officer, which is reviewed annually and is satisfied that the Company will continue to function effectively if there is ever a need to implement the plan.
Board Diversity, Skills & Expertise, Tenure and Age
Gender and Ethnic Diversity                    Skills & Expertise

Public Company Board Experience	4
Organizational Leadership and Management	8
Financial Expertise	6
Corporate Governance	4
Technology and Telecommunications	6
Consumer / B2B	7

Director Tenure                            Director Age

Director Independence
Our Board must comply with the independence standards required by the NYSE, the principles of King IV and the JSE Listings Requirements. In addition, committee members are subject to any additional independence requirements that may be required by applicable law, regulation, King IV, the JSE Listings Requirements or NYSE listing standards.
In making its independence recommendations, the Nominations and Remuneration Committee evaluates the various commercial, charitable and employment transactions and relationships known to the committee that exist between us and our subsidiaries and the directors and the entities with which certain of our directors or members of their immediate families are, or have been, affiliated (including those identified through our annual directors’ questionnaires). Furthermore, the Nominations and Remuneration Committee discusses other relevant facts and circumstances regarding the nature of these transactions and relationships to determine whether other factors, regardless of the independence standards, might compromise a director’s independence. Based on its analysis, the Nominations and Remuneration Committee recommended, and the Board determined that, each of the following non-executive directors are independent under all applicable standards, including those applicable to committee service:
•Richard Bruyns
•Ian Jacobs
•Fundiswa Roji-Maplanka
•Fikile Futwa

Robin Frew, the Chairperson of the Board, is not considered independent from a JSE Listings Requirements as well as from a King IV perspective, by virtue of his significant individual shareholding in the Company. As a consequence, Richard Bruyns has been appointed as a lead independent non-executive director to provide leadership and advice to the Board, without detracting from the authority of the Chairperson, when any actual or perceived conflict of interest may arise.
The following non-executive directors have served on the Company’s Board for longer than nine years: Robin Frew and Richard Bruyns. In relation to Richard Bruyns, the Company confirms that it has assessed the fulfillment of his duties and is satisfied that he continues to exercise objective judgment and that there is no interest, position, association or relationship which, when judged from the perspective of a reasonable and informed third party, is likely to influence unduly or cause bias in any decision-making.
Board Committees
In the execution of its duties, the Board is assisted by various committees to which specific responsibilities have been assigned. This delegation promotes independent judgment and assists with balancing power and with the effective discharge of the Board’s duties. The Committees operate in accordance with approved terms of reference (which are available in the “Governance Documents” section of the “Investors Relations” page on the Company’s website www.mixtelematics.com) and report to the Board on their activities. A formal evaluation on the Committees’ performance was conducted for the period under review. A formal evaluation of the Committees’ performance is performed on a bi-annual basis.
Our Board has established three committees to assist in the execution of its responsibilities: an Audit and Risk Committee, a Nominations and Remuneration Committee and a Social and Ethics Committee, each of which has the composition and the responsibilities described below. Each committee operates in accordance with approved terms of reference (a charter) and the performance of each committee is reviewed annually by our Board.

Director	Audit and Risk Committee	Nominations and Remuneration committee	Social and Ethics Committee
Robin Frew	—	Member	—
Richard Bruyns	Member	Chairperson	Member
Ian Jacobs	—	Member	—
Fundiswa Roji-Maplanka	Chairperson	—	Member
Fikile Futwa	Member	—	Chairperson

We have also established an Executive Committee that is responsible for devising our strategy for recommendation to our Board and to implement the strategies and policies approved by our Board. Our Executive Committee is also responsible for our day-to-day business and affairs. As of March 31, 2021, the current members of our Executive Committee were Stefan Joselowitz, John Granara, Charles Tasker, Paul Dell, Gert Pretorius, Catherine Lewis and Jonathan Bates.

Audit and Risk Committee
Our Audit and Risk Committee assists our Board in matters relating to internal controls, financial reporting, external audit, internal audit, risk management and regulatory compliance. The Audit and Risk Committee operates under written terms of reference (a charter) that satisfies the applicable standards of the JSE, Companies Act, SEC and the NYSE. Our Audit and Risk Committee’s responsibilities include:
•reviewing internal control systems developed by management;
•evaluating the effectiveness of the internal audit process in terms of its scope, execution, coverage, independence, skills, performance and position within the organization;
•reviewing the appropriateness of internal controls over financial reporting, which include disclosure controls and procedures as well as management's assessment of the effectiveness of internal controls over financial reporting;
•reviewing the findings and recommendations made by the external and internal auditors and advisers and management's response;
•considering the security of our computer systems and evaluating contingency plans in the event of systems breakdowns and disasters;
•annually recommending the appointment of a registered and independent external auditor and determining the scope of engagement and fees;
•assessing the qualifications, independence, and performance of the registered public accounting firm appointed as independent auditors;
•overseeing the financial reporting process and reviewing the quarterly results announcements, interim financial statements, annual financial statements, the annual report, SEC filings including the Form 10-Q and Form 10-K, preliminary announcements and special documents prior to release;
•reviewing, with management and the external auditor, the financial statements, key accounting policies, practices and estimates, any changes to accounting policies and estimates and judgements, significant adjustments, tax matters, unadjusted differences and any disagreements;
•reviewing processes to ensure that reliable and efficient risk management strategies (including a combined assurance model), policies and risk insurance programs are in place; and
•reviewing the process for monitoring compliance with laws and regulations, including the King IV Report on Corporate Governance in South Africa.

Members of our Audit and Risk Committee consist only of non-executive directors, each of whom is expected to be financially literate and at least one member is required to have expertise in financial reporting. Since our listing on the NYSE our Audit and Risk Committee has been comprised solely of independent board members within the meaning of SEC and NYSE rules for purposes of the audit committee. This composition is also in accordance with the Companies Act and JSE Listings Requirements. A representative from both the outsourced internal audit function and the external auditors attend meetings. The Chairperson of the Social and Ethics Committee is also a member of the Audit and Risk Committee due to the close working relationship required between the two committees. Members of the executive team, including the Chief

Executive Officer, Chief Financial Officer and Chief Accounting Officer, as well as the Group Financial Controller and Group Risk Manager attend all meetings by invitation.
The committee met 8 times this year (of which 2 meetings focused on risk management). As of March 31, 2021, the members of our Audit and Risk Committee were Fundiswa Roji-Maplanka (Chairperson), Fikile Futwa and Richard Bruyns. The Board has determined that each of our Audit and Risk Committee members meet the requirements for financial literacy under the applicable NYSE listings standards and SEC regulations and that Fundiswa Roji-Maplanka has accounting or related financial management expertise under the NYSE listing standards. The COVID-19 pandemic limited our ability to appoint an audit committee financial expert, as defined by Item 407(d)(5)(ii) of Regulation S-K, to the Audit and Risk Committee during the 2021 fiscal year, but we intend to appoint such an expert during the 2022 fiscal year.
Nominations and Remuneration Committee
The nominations committee and the remuneration (compensation) committee have been combined into one Nominations and Remuneration Committee.
Our Nominations and Remuneration Committee is responsible for, among other things:
•overseeing that our remuneration strategy is market-related, competitive and business relevant in order to attract, retain and motivate diverse talent required to drive the desired behavior;
•reviewing and approving our Remuneration Policy and Implementation Report, based on principles of fair, responsible and transparent remuneration and as required by the King IV Report on Corporate Governance in South Africa;
•attending to the remuneration and benefits of senior executives and executive directors;
•advising on non-executive directors’ fees and fees for those directors who are members of Board committees, which are approved by shareholders at the annual general meeting;
•advising on senior executive and executive director appointments;
•confirming the share incentive plan and the allocation of awards under the plan;
•selecting and recommending candidates for appointment to our Board;
•reviewing succession planning at the executive level; and
•reviewing the effectiveness of the succession planning process, including Executive Committee members and other key positions to provide continuity of leadership.

The committee meets at least four times a year. As of March 31, 2021, the members of our Nominations and Remuneration Committee were Richard Bruyns (Chairperson), Robin Frew and Ian Jacobs. Our Nominations and Remuneration Committee is composed solely of independent directors within the meaning of SEC and NYSE rules of independence. The Chief Executive Officer is invited to attend all meetings.
Social and Ethics Committee
In accordance with the Companies Act, we established this committee in fiscal year 2012. Our Social and Ethics Committee monitors our activities, particularly with respect to any relevant legislation, other legal requirements or prevailing codes of best practice, regarding matters relating to:
•social and economic development, including our standing in terms of the goals and purposes of: (a) the ten principles set out in the United Nations Global Compact Principles; (b) the Organization for Economic Cooperation and Development recommendations regarding corruption; (c) the South African Employment Equity Act; and (d) the Broad-Based Black Economic Empowerment Act;
•good corporate citizenship;
•the environment, health and public safety, including the impact of our activities, products and services;
•consumer relationships, including our advertising, public relations and compliance with consumer protection laws;
•reviewing the process for monitoring compliance with laws, regulations and our Code of Ethics and Conduct; and
•labor and employment, including our standing in terms of the International Labor Organization Protocol on decent work and working conditions, our employment relationships and our contribution toward the educational development of our employees.

The committee meets at least three times a year. As of March 31, 2021, the members of our Social and Ethics Committee were the following directors: Fikile Futwa (Chairperson), Richard Bruyns and Fundiswa Roji-Maplanka (non-

executive directors) and John Granara (the executive director appointed to the committee as recommended under King IV). The Chief Executive Officer is also invited to attend all meetings.
Board and Board Committee Meetings and Attendance
During the 2021 fiscal year, our Board met 6 times, the Audit and Risk Committee met 8 times (of which 2 meetings focused on risk management), the Nominations and Remuneration Committee met 4 times and the Social and Ethics Committee met 3 times. In fiscal 2021, each of our directors attended the meetings of the Board and committees on which such director served as a member as follows:

	Board meetings	Audit and Risk Committee	Nominations and Remuneration Committee	Social and Ethics Committee
NUMBER OF MEETINGS DURING THE YEAR	6	8	4	3
Richard Bruyns	6	8	4	3
Paul Dell	6*	8*	—	—
Robin Frew	6	—	4	—
Fikile Futwa	6	8	—	3
Ian Jacobs	6	—	4	—
Stefan Joselowitz	6	7*	4*	—
Catherine Lewis	6*	—	—	—
Gert Pretorius	6*	1*	—	—
Fundiswa Roji-Maplanka	6	8	—	3
Charles Tasker	6	—	—	—
John Granara	6	8*	—	3
Jonathan Bates	4*	—	—	—
* Attended as invitee
No director has attended less than 75% of the aggregate of the total number of Board meetings or total number of committee meetings during the time s/he was a member of the Board or such committee(s) over the last 5 years.

Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Attendance at the General Meetings of Shareholders
We do not have a formal policy regarding the attendance of our Board members at our general meetings of shareholders, but we expect all directors to make every effort to attend any meeting of shareholders.
All of our Board members attended the MiX 2020 annual general meeting of shareholders, held on Wednesday, September 9, 2020.
Director Nominations Process
Directors are appointed on the basis of skill, experience and their contribution and impact on the Company’s activities. MiX recognizes and embraces the benefits of having a diverse Board, and sees increasing diversity at Board level as an essential element in maintaining a competitive advantage. A truly diverse Board will include and make good use of differences in the skills, regional and industry experience, background, race, gender and other distinctions between directors. These differences will be considered in determining the optimum composition of the Board and when possible, will be balanced appropriately.

The Board is satisfied that the current composition reflects the appropriate mix of knowledge, skill, experience, expertise, diversity and independence. The Board decides on the appointment of directors based on recommendations from the Nominations and Remuneration Committee. The Nominations and Remuneration Committee has adopted a Board Nomination, Composition and Diversification Policy which stipulates all measurable objectives for achieving diversity on the Board. The policy is discussed and reviewed on an annual basis. Any revisions to the policy that may be required is then recommended to the Board for approval. At any given time, the Board may seek to improve one or more aspects of its diversity and measure progress accordingly. No new directors were appointed to the Board during the year under review.
In terms of the Company’s Board Evaluation Policy, the Board evaluates its own performance and that of its committees, its Chairperson and its individual members, to support continued improvement in its performance and effectiveness. A formal evaluation is conducted every second year. A description of the formal evaluations undertaken and an overview of the results and remedial actions taken, if any, are disclosed in the Nominations and Remuneration Committee Report contained in this Proxy Statement. We confirm that a formal evaluation process was undertaken through a detailed Board evaluation questionnaire during the past fiscal year, which was externally assessed. Based on the results, there is nothing material to report nor any remedial actions to be taken.

The Board has a succession plan in place for the members of the Board, as well as for the Chief Executive Officer, which is reviewed annually and is satisfied that the Company will continue to function effectively if there is ever a need to implement the plan.
The Nominations and Remuneration Committee will consider director candidates recommended by shareholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to us should be in writing and should include any supporting material the shareholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of our Company Secretary, MiX Telematics Limited, Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686. All recommendations for nominations received by our Company Secretary that satisfy the requirements under the rules of the SEC relating to such director nominations will be presented to the Nominations and Remuneration Committee for its consideration. For additional information, regarding shareholder proposals, see “Shareholder Proposals and Director Nominations”.
Board Role in Risk Oversight
Our Board has the overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to us. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our Board in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for us. While the full Board has overall responsibility for risk oversight, it is supported in this function by its Audit and Risk Committee and the Nominations and Remuneration Committee. Each of the committees regularly reports to the Board.
The Audit and Risk Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements and our enterprise risk management program. Through its regular meetings with management, including the finance, legal, internal audit, tax, compliance, and information technology functions, the Audit and Risk Committee reviews and discusses significant areas of our business and summarizes for the Board areas of risk and the appropriate mitigating factors. The Nominations and Remuneration Committee assists the Board by overseeing and evaluating risks related to our compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Board’s Chairperson, succession planning discussions. The Nominations and Remuneration Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.
Board and Committee Charters
Our Board Charter, Terms of Reference of the Audit and Risk Committee, Nominations and Remuneration Committee and Social and Ethics Committee and other corporate governance information are available under the Governance section of the

Investor Relations page of our website located at www.mixtelematics.com, or by writing to our Company Secretary at our offices at Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686.
Company Secretary
The company secretarial function is outsourced to Statucor Proprietary Limited (“Statucor”).
The Board has considered the competence, qualifications and experience of the individual at Statucor who is responsible for the performance of all company secretarial duties to the Company and is satisfied that the individual from Statucor has the necessary qualifications and skills to undertake the role. Furthermore, the Board is satisfied that an arm’s length relationship was maintained at all times with this individual.
The Company Secretary provides the Board as a whole, and directors individually, with detailed guidance on discharging their responsibilities. The Company Secretary ensures that proceedings and affairs of the Board are properly administered in accordance with pertinent laws and regulations and in compliance with the JSE Listings Requirements and NYSE rules.
Code of Ethics and Conduct
We have adopted a code of ethics and conduct (the “Code of Conduct”), which must be read in conjunction with the Anti-Bribery and Corruption Policy and Whistleblower Policy, that applies to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Chief Financial Controller or persons performing similar functions. The principles of the Code of Conduct include integrity, competence, responsibility, accountability, fairness and transparency in achieving our strategy and leadership of the Company. These ethical characteristics are considered during the Board evaluations of each director. A copy of our Code of Conduct is available under the Governance section of the Investor Relations page of our website located at www.mixtelematics.com, or by writing to our Company Secretary at our offices at Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website rather than by filing a Current Report on Form 8-K.

We intend to disclose on our website any amendment to, or waiver from, a provision of our Code of Conduct that applies to directors and executive officers and that is required to be disclosed pursuant to the rules of the SEC and the NYSE.
Insider Trading Policy
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees as well as to members of their families and others living in their households. The policy prohibits our directors, officers and employees from (i) engaging in transactions involving Company securities at any time while in possession of material information that has not yet been publicly released, or during a restricted / closed period; and/or (ii) engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts; short sales; and transactions in publicly traded options, such as puts, calls and other derivatives involving our equity securities.
Communications with the Board
Any shareholder or any other interested party who desires to communicate with our Board, our non-executive directors or any specified individual director, may do so by directing such correspondence to the attention of our Company Secretary, MiX Telematics Limited, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686 or by email to company.secretary@mixtelematics.com. Our Company Secretary will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE COMPENSATION
Overview
For purposes of Executive Compensation, the Company’s named executive officers (the “NEOs”) are determined under rules prescribed by the U.S. Securities and Exchange Commission for a smaller reporting company (“SRC”) as noted below. We qualify as a SRC under SEC rules. As such, we may elect to omit certain disclosures that are not required under the reporting requirements for SRCs, including providing compensation disclosure and analysis under Item 402(b) of Regulation S-K, compensation committee interlocks and insider participation disclosure under Item 407(e)(4) of Regulation S-K and the compensation committee report under Item 407(e)(5) of Regulation S-K (collectively, the “Exempt Disclosures”).

This section discusses the material components of the executive program for our executive officers who are named in the “2021 Summary Compensation Table” below. In the fiscal year ended March 31, 2021, our “named executive officers” and their positions were as follows:
•Stefan Joselowitz, President and Chief Executive Officer;
•Charles Tasker, Chief Operating Officer; and
•John Granara, Executive Vice President and Chief Financial Officer.

The Company believes significant milestones in a number of key areas (as described below) were achieved as well as significant successes in overall business development and steering the Company through the pandemic. These results were largely driven by a small team of senior management led by Stefan Joselowitz, our Chief Executive Officer, Charles Tasker, our Chief Operating Officer, and John Granara, our Chief Financial Officer. The Company reported solid financial results in both fiscal 2020 and fiscal 2021 and also achieved various significant milestones in a number of key areas. The strong efforts by senior management in 2020 helped drive successful results in fiscal 2021 and therefore certain financial information about both years is included below (as well as to provide disclosure we have historically provided to comply with the JSE Listings Requirements).
The Nominations and Remuneration Committee sought to reward these individuals for our achievements during 2021 and its compensation decisions for 2021 reflect the committee’s desire to recognize the achievement of goals intended to increase shareholder value, while enhancing the retention of key executives who drive this performance.

2021 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
S Joselowitz	2021	508,602	247,428	288,360	—	1,044,390
President and Chief Executive Officer	2020	549,840	132,244	193,637	—	875,721
C Tasker	2021	401,033	195,057	304,059	—	900,149
Chief Operating Officer	2020	433,459	52,056	193,637	—	679,152
J Granara	2021	325,192	157,500	304,059	9,923	796,674
Chief Financial Officer	2020	255,871	42,033	447,069	8,093	753,066
(1) This column reflects the performance bonuses earned during the fiscal year. Please refer to the table “Executives’ Remuneration” included within the Nominations and Remuneration Committee Report for the amounts actually paid during the fiscal year.
(2) Stock awards represent stock appreciation rights (SARs), retention share units (RSUs) and performance share units (PSUs). In fiscal 2021, the amounts for stock awards represent the estimated fair value of stock awards at the date of grant. Of the 2,600,000 SARs awarded amongst NEO’s on June 1, 2020 at a grant date fair value of approximately $0.13, Mr. Granara and Mr. Tasker each received 900,000 SARs and Mr. Joselowitz received 800,000 SARs. In fiscal 2020, the amounts for stock awards represent the estimated fair value of stock awards at the date of grant. Of the 4,500,000 SARs awarded amongst NEO’s on August 5, 2019 at a grant date fair value of approximately $0.18, Mr. Joselowitz and Mr. Tasker each received 1,000,000 SARs and Mr. Granara received 2,500,000 SARs. Of the total of 1,000,000 PSUs were awarded amongst NEO’s on July 30, 2019 at a grant date fair value of approximately $0.05 in fiscal 2020 (800,000 PSUs at a grant date fair value of approximately $0.33 in fiscal 2019), Mr. Joselowitz and Mr. Tasker each received 400,000 PSUs and Mr. Granara received 200,000 PSUs. The PSUs were cancelled during fiscal 2021 as the performance targets were not met. No expense related to the PSUs were recognised in fiscal 2020 and fiscal 2021 under the accounting principles generally accepted in the United States. In fiscal 2021, RSUs were awarded for the first time. In fiscal 2021, of the total of 1,200,000 RSUs were awarded amongst NEO’s on June 1, 2020 at a grant date fair value of approximately $0.35 per RSU, Mr. Joselowitz, Mr. Tasker and Mr. Granara each received 400,000 RSUs. Also, see the terms of the stock awards and the stock option grants set forth below in the table “Outstanding Equity Awards at Fiscal Year-End”. These amounts reflect the aggregate grant date fair value computed in accordance with applicable accounting standards and do not correspond to the actual value that may be realized by the named executive officers. For the purposes of this table, the grant date fair values have been converted based on the South Africa Rand/U.S. exchange rate in effect as of March 31, 2021 (R14.9167/$1) for the fiscal 2021 disclosures. For fiscal 2020, the exchange rate in effect as of March 31, 2020 was R17.9224/$1.
(3) Includes medical aid and pension benefits paid by the Company. All medical aid and pension benefits are paid by Mr. Joselowitz and Mr.Tasker and included in the Salary amount above.

Narrative to Summary Compensation Table
Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. As a result of the pandemic, base salaries for the executives were reduced by 10% per annum, effective July 1, 2020.
Bonuses
The bonuses disclosed include the year-end bonus earned in fiscal year 2021 (as these are the amounts that must be reported under applicable SEC rules). Because we have historically disclosed as required under the JSE Listings Requirements the amounts actually paid during fiscal year 2021, we have included this information as well. During fiscal year 2021, the Nominations and Remuneration Committee approved a bonus calculation methodology based on the KPIs and weightings shown in the table below. The Chief Operating Officer’s KPIs are based on the performance of both the Company and the Americas segment.

	Non-financial KPI
	Key deliverables
	Weighting	Result versus target

S Joselowitz	100.0%	Partially Achieved
C Tasker	100.0%	Partially Achieved
J Granara	100.0%	Partially Achieved

Equity Compensation
Our named executive officers hold various types of incentive equity compensation including stock appreciation rights, retention shares (units), performance shares (units), and options to purchase shares pursuant to the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”) which is described in detail below. No share options were granted to the named executive officers during fiscal 2021. In fiscal 2021, the named executive officers were granted stock appreciation rights and retention shares (units) as set forth in the tables below.

Named Executive Officer	Number of Stock Appreciation Rights Granted in FY2021 (1)	Number of Retention Share Units Granted in FY2021 (2)
S Joselowitz	800,000	400,000
C Tasker	900,000	400,000
J Granara	900,000	400,000
(1) The stock appreciation rights were granted on June 1, 2020 and will time-vest in 25% tranches beginning on the second anniversary of the grant date subject to the executive’s continued employment, provided, however, that the grant is also subject to a performance based condition that a minimum total shareholder return of 10% must be achieved prior to date that the grant expires. These share appreciation rights will expire if the performance conditions are not achieved by June 1, 2026.
(2) 1,200,000 time-based RSUs were granted for the first time to NEO's under the scheme on June 1, 2020, and will vest in tranches of 50% per annum, commencing on the second anniversary of the grant date. Vesting is conditional upon remaining employed with the Company. Settlement will take place in the Company’s shares. The Company has no legal or constructive obligation to settle the RSUs in cash. The weighted average grant date fair value per RSU granted was approximately $0.35. For purposes of this table, the award price has been converted, based on the South African Rand/U.S. dollar exchange rate in effect as of grant date.

Other Elements of Compensation
Retirement Plans
It is our policy to provide retirement benefits to all our South African, United Kingdom, United States, Brazilian, Romanian and Australian employees.
All these retirement benefits are defined contribution plans and are held in separate trustee-administered funds. These plans are funded by members as well as company contributions. The South African plan is subject to the Pension Funds Act of 1956, the U.K. plan is subject to the United Kingdom Pensions Act 2008, and the Australian plan is subject to the Superannuation Guarantee Administration Act of 1992. In Brazil, the Group contributes to a mandatory state social contribution plan known as Regime Geral de Previdência Social. In Romania there is a mandatory social security contribution paid to the state budget, as defined by the Pension Law (Law 263/2010) and the Fiscal Code (Law 227/2015). For the United States employees, including the NEOs above, a voluntary Internal Revenue Service section 401(k) tax-deferred defined contribution scheme is offered.
Employee Benefits
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, subject to the same terms and eligibility requirements.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares underlying outstanding equity incentive plan awards for each named executive officer as of March 31, 2021. The following tables provide information regarding the stock appreciation rights (“SARs”) and retention shares (RSUs) held by our NEOs that were outstanding at March 31, 2021:

	Option Awards				Stock Award
Name	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable (1)	Number of Securities Underlying Unexercised/unearned Options/ SARs (#) Unexercisable (1)(2)	Option/SARs Exercise Price/Award Price (ZAR/$)(2)	Option/SARs Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That have not Vested (#)(1)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units of Stock that have Not Vested ($) (3)
S Joselowitz	1,000,000	—	R3.13/$0.24	August 31, 2021	—	—
	750,000	250,000	R2.94/$0.19	May 30, 2022	—	—
	550,000	550,000	R3.46/$0.26	May 30, 2023	—	—
	—	1,000,000	R8.35/$0.56	August 5, 2025	—	—
	—	800,000	R5.90/$0.34	June 1, 2026	—	—
	—	—	—	—	400,000	162,771
C Tasker	750,000	—	R3.13/$0.24	August 31, 2021	—	—
	562,500	187,500	R2.94/$0.19	May 30, 2022	—	—
	656,250	218,750	R3.28/$0.23	November 24, 2022	—	—
	550,000	550,000	R3.46/$0.26	May 30, 2023	—	—
	—	1,000,000	R8.35/$0.56	August 5, 2025	—	—
	—	900,000	R5.90/$0.34	June 1, 2026	—	—
	—	—	—	—	400,000	162,771
J Granara	—	2,500,000	R8.35/$0.56	August 5, 2025	—	—
	—	900,000	R5.90/$0.34	June 1, 2026	—	—
	—	—	—	—	400,000	162,771
(1) The stock awards comprise SARs and RSUs granted to the NEOs.
(2) The SARs will time vest in 25% tranches beginning on the second anniversary of the grant date subject to the executive’s continued employment, provided, however, that the grant is also subject to a performance based condition that a minimum total shareholder return of 10% must be achieved prior to the date that the grant expires. For purposes of this table, the award price has been converted, based on the South African Rand/U.S. dollar exchange rate in effect as of grant date.
(3) 1,200,000 time-based RSUs were granted for the first time to NEO's under the scheme on June 1, 2020, and will vest in tranches of 50% per annum, commencing on the second anniversary of the grant date. Vesting is conditional upon remaining employed with the Company. Settlement will take place in the Company’s shares. The Company has no legal or constructive obligation to settle the RSUs in cash. The weighted average grant date fair value per RSU granted was $0.35. For purposes of this table, the award price has been converted, based on the South African Rand/U.S. dollar exchange rate in effect as of grant date.

Executive Compensation Arrangements
We have entered into employment agreements with each of our named executive officers. Certain key terms of these agreements are described below.
Stefan Joselowitz
We entered into an employment agreement with Stefan Joselowitz in November 2008. The agreement will continue indefinitely until terminated by either party on not less than 3 calendar months’ written notice.
Pursuant to the employment agreement, Joss is entitled to an annual base salary in the amount described above under “Base Salaries”, the opportunity to earn annual performance-based bonuses on a bi-annual basis at the entire discretion of the Nominations and Remuneration Committee and will be entitled to share options under the Company’s share scheme from time to time. The employment agreement is silent on payments in the event of a change of control, when it is terminated with cause, with good reason or without cause.
Charles Tasker
We entered into employment agreement with Charles Tasker in April 2017. The agreement will continue indefinitely until terminated by either party on not less than 3 calendar months’ written notice.
Pursuant to the employment agreement, Charles is entitled to an annual base salary in the amount described above under “Base Salaries”, the opportunity to earn annual performance-based bonuses on a bi-annual basis at the entire discretion of the Nominations and Remuneration Committee and will be entitled to SARs under the Company’s LTIP.
The employment agreement is silent on payments in the event of a change of control, when it is terminated with cause, with good reason or without cause.
John Granara
We entered into an employment agreement with John Granara in July 2019. The agreement will continue indefinitely until terminated by MiX on 30 days’ written notice to John, or by John on 90 days’ written notice to MiX.
Pursuant to the employment agreement, John is entitled to an annual base salary in the amount described above under “Base Salaries”. John has the opportunity to receive a cash incentive bonus equal to 50% of the base salary based on John’s individual performance and Company’s performance, subject to approval by the Nominations and Remuneration Committee. Furthermore, this bonus will not be capped and could exceed 50% where John’s individual performance and the Company’s performance exceeds set targets. This bonus, if any, will be paid on a bi-annual basis. On John’s appointment as Chief Financial Officer, he is eligible to participate in and receive awards under the LTIP for the period of time stipulated in the said LTIP. The incentive award will be commensurate with John’s position in the Company.
In consideration of John’s entering into the non-compete provision as contemplated in the employment agreement, he was awarded a number of MiX SARs which are subject to the standard terms, conditions and performance gates as set forth by the Nominations and Remuneration Committee and which includes both time and share performance conditions. The MiX SARs are ordinary South African shares traded on the JSE and not NYSE ADSs.
Upon termination of John’s employment, he will only be entitled to receive (i) any accrued but unpaid base salary and bonuses earned through the termination date; (ii) to the extent the conditions outlined in MiX’s Vacation Policy are met, payment for vacation time which is accrued and unused as of the termination date; (iii) any accrued but unpaid business and travel expenses required to be reimbursed in accordance with the employment agreement; (iv) receive any compensation and/or benefits as may be due and payable to John in accordance with the terms and provisions of any employee benefit plans or programs of MiX; and (iv) such rights as John has under the terms of the indemnification agreement.
In the event that MiX terminates the employment agreement without cause, John will be paid 50% of his base salary and his pro-rated annual incentive bonus earned through the termination date that John would have been otherwise eligible for had the employment agreement not terminated.
Where MiX terminates the employment agreement with cause, John will be paid his base salary for the duration of the notice period and will not be entitled to any additional bonuses. “Cause” in the employment agreement is defined as: (i) the executive's refusal or reckless failure to perform his services under the employment agreement; (ii) the executive's misconduct or negligence with regard to MiX, its vendors or agencies (including, without limitation, the executive's fraud, dishonesty, embezzlement, moral turpitude or other act of dishonesty with regard to MiX); (iii) the executive's misconduct, negligence or omission which has a material adverse economic impact on MiX; (iv) the executive's conviction of, pleading nolo contendere to, or having adjudication withheld as to any felony or any crime involving fraud, dishonesty or moral turpitude; (v) the executive's persistent failure to perform his duties and responsibilities for MiX that causes MiX harm or damages; (vi) the executive's persistent failure to follow MiX applicable policies and procedures; (vii) the executive's insubordination to the Chairperson, the Board and/or the Chief Executive Officer, or refusal or failure to follow the lawful direction of the foregoing individuals and/or entities; (viii) any breach by the executive of the employment agreement; (ix) the executive's disparagement of MiX, the Board, Chairperson, customers, services, vendors, contractors or agencies; (x) the executive conducting business on behalf of MiX while under the influence of alcohol or any illegal drugs; (xi) any other serious complaint of conduct which causes MiX to lose trust in the executive; (xii) any breach of a fiduciary duty owed to MiX by the executive; (xiii) any breach by the executive of the trust bestowed upon him by MiX; and (xiv) any irreconcilable differences which may arise between the executive and MiX.
The employment agreement is silent on payments in the event of a change of control.
No Payments Upon a Change in Control
As noted above in the section titled “Executive Compensation Arrangements”, no specific mention is made of any payments and benefits in connection with a change in control of our Company.

DIRECTOR COMPENSATION
Overview
Fees payable to non-executive directors are proposed and reviewed by the Nominations and Remuneration Committee and recommended to the Board, which in turn makes recommendations to shareholders with reference to the fees paid by comparable companies, responsibilities taken by the non-executive directors and the importance attached to the retention and attraction of high-caliber individuals. These fees are set out below:

	Amount per annum(2)	Amount per annum (3)
Director’s fee - current directors and future S.A. resident directors	R363,000	$24,335
Director’s fee - future U.S. resident director(1)		Up to US$100,000
Chairperson (in addition to director’s fee)
- Board	R396,000	$26,547
- Lead Independent Director	R264,000	$17,698
- Audit and risk	R314,000	$21,050
- Nominations and remuneration	R115,500	$7,743
- Social and ethics	R110,000	$7,374
Committee fees (in addition to director’s fee)
- Audit and risk	R227,000	$15,218
- Nominations and remuneration	R77,000	$5,162
- Social and ethics	R60,500	$4,056
(1) The proposed director’s fee for U.S. resident non-executive directors is a maximum proposed fee that our Board may, at its discretion pay to any newly appointed non-executive director who is a resident of the U.S. and will include any fee payable in respect of Committee membership.

(2) The fees exclude Value Added Tax which will be added by the directors in terms of current Value Added Tax legislation in South Africa, if applicable.
(3) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R14.9167 per $1.00, which is the exchange rate as of March 31, 2021.

Non-executive directors do not participate in any incentive programs. Non-executive directors are not provided with bonuses or long-term incentive plans. We do not set aside or accrue any amounts to provide pension, retirement or similar benefits for our non-executive directors. The aggregate compensation we have paid or accrued for payment to our non-executive directors in fiscal year 2021 was R3.9 million ($0.2 million) and in fiscal year 2020 R4.0 million ($0.3 million).
2021 Director Compensation Table
The following table sets forth the amounts paid to our non-executive directors for fiscal year 2021:

Name	Fees Earned or Paid in Cash (1) (R)	Other benefits (1) (R)	Total (1) (R)	Fees Earned or Paid in Cash (2) ($)	All other compensation (2) ($)	Total (2) ($)
R Frew	836,000	—	836,000	51,062	—	51,062
R Bruyns	990,000	—	990,000	60,468	—	60,468
I Jacobs	440,000	—	440,000	26,874	—	26,874
F Roji-Maplanka	687,500	—	687,500	41,991	—	41,991
F Futwa	660,000	—	660,000	40,312	—	40,312
(1) VAT included as part of certain invoices received. Directors’ fees shown exclude VAT.
(2) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R16.3724 per $1.00, which is the average exchange rate for fiscal year 2021.

Our employee directors do not receive compensation for services provided as a member of our Board.

NOMINATIONS AND REMUNERATION COMMITTEE REPORT
We qualify as a smaller reporting company (“SRC”) under SEC rules. As such, we may elect to omit certain disclosures that are not required under the reporting requirements for SRCs, including providing compensation disclosure and analysis under Item 402(b) of Regulation S-K, compensation committee interlocks and insider participation disclosure under Item 407(e)(4) of Regulation S-K and the compensation committee report under Item 407(e)(5) of Regulation S-K (collectively, the “Exempt Disclosures”). The following report is provided solely for compliance with certain requirements under the JSE Listings Requirements and to the extent applicable, the Companies Act. The inclusion of this report in this Proxy Statement shall not be construed as an election to comply with the disclosure requirements for the Exempt Disclosures.
We are pleased to report to you on the Nominations and Remuneration Committee’s (the “Committee”) activities during the 2021 fiscal year. The Committee executes its responsibilities in accordance with the mandate given by the Board.
In accordance with the requirements of the King IV Report on Corporate Governance (“King IV”), this report is made up of the following three sections:
•Background Statement;
•Remuneration Policy; and
•Remuneration Implementation Report.

Voting at the 2021 Annual Meeting
In terms of the requirements laid out in King IV and the JSE Listings Requirements, shareholders will be required to vote on a non-binding advisory resolution on the following at the Annual Meeting:
•Remuneration Policy; and
•Remuneration Implementation Report.
We encourage all shareholders to provide feedback and contributions regarding their position on the various voting requirements. We will engage with shareholders as and when required to resolve any potential material issues of concern.
In the event that more than 25% of shareholders exercise their voting rights against the approval of one or both of the Remuneration Policy and Remuneration Implementation Report, the Board will engage with the shareholders to address all legitimate objections and concerns.
Background Statement
For the year ended March 31, 2021, the members of the Committee were:
•Richard Bruyns (Chairperson);
•Robin Frew;
•Ian Jacobs.

The Committee normally invites the Chief Executive Officer to attend its meetings but he has no voting rights. He does not participate in discussions on his own remuneration, which is set by the Committee. The Committee meets at least on a quarterly basis.
Among other items, the Committee’s Terms of Reference include:
•Attending to the remuneration and benefits of senior executives and executive directors;
•Advising on non-executive directors’ fees and fees for those directors who are members of Board committees;
•Advising on senior executive and executive director appointments;
•Confirming the Company’s share incentive plan and the allocation of awards under the plan;
•Selecting and recommending candidates for appointment to the Board;
•Reviewing succession planning at an executive level;
•Reviewing and approving the Remuneration Policy and Implementation Report, based on principles of fair, responsible and transparent remuneration and as required by the King IV Report on Corporate Governance in South Africa; and
•Overseeing that the Company’s remuneration strategy is market-related, competitive and business relevant in order to attract, retain and motivate diverse talent required to drive the desired behavior.

Non-executive directors’ fees are approved by shareholders at the Annual Meeting.
King IV and the JSE Listings Requirements require the Remuneration Policy and Remuneration Implementation Report to be approved by shareholders and that certain senior executives’ remuneration be disclosed. The Company obtained shareholder approval for its Remuneration Policy and Remuneration Implementation Report by way of non-binding advisory votes at the annual general meeting held on September 9, 2020, achieving an 81.85% vote in favor of the Remuneration Policy and a 81.98% vote in favor of the Remuneration Implementation Report. No adverse feedback from shareholders was received following the annual general meeting.
The Company will submit the Remuneration Policy and the Remuneration Implementation Report for non-binding advisory votes to shareholders at the Annual Meeting to be held on September 9, 2021.
No external consultants were used during the year.
The Committee is satisfied that the objectives of the Remuneration Policy were met during the reporting period, however, the Committee will continue to monitor the policy to ensure that the objectives are met, and any proposed changes will be tabled to the Board as and when required.
Current year key areas of focus
Areas of focus during the current year were:
•a suitable response to the COVID-19 pandemic, including:-
◦reviewing the Company’s safety measures to minimize employee health risk through the pandemic;
◦considering appropriate cost-reduction and containment measures;
◦revising the management incentive-plan to accommodate for the large uncertainty for the year;
•the overall remuneration structures, configuration and performance targets were assessed against desired objectives and changes contemplated where required;
•consideration of management’s recommendations for non-executive directors’ fees and the fees for the Board sub-committees before recommending to the Board and then to shareholders for approval;
•implementation of mechanisms for further aligning shareholder and management interests;
•succession planning at an executive level;
•review and approval of executive and senior-management bonus payments for fiscal 2020 and half-year fiscal 2021; and
•review and approval of management’s recommendation for awards under the share incentive plan.

Future areas of focus
The Committee will focus on the following during the next financial year, and going forward:
•attending to the remuneration and benefits of senior executives and executive directors;
•advising on senior executive and executive director appointments;
•reviewing succession planning at an executive level;
•confirming the Company’s share incentive plan and the allocation of awards under the plan;
•identifying and nominating non-executive Board candidates for approval by the Board;
•establishing remuneration packages for key senior management; and
•monitoring developments in legislation and remuneration practices.

Remuneration Policy
Principles of executive remuneration
MiX’s Remuneration Policy is formulated to attract and retain high-caliber executives and motivate them to develop and implement the Company’s business strategy in order to optimize long-term shareholder value. It is the intention that this Remuneration Policy should conform to best practice standards. The Remuneration Policy is framed around the following key principles:
•Total rewards are set at levels that are fair, responsible and competitive within the relevant market and in relation to MiX staff;

•Total incentive-based rewards are earned through the achievement of demanding growth and return targets consistent with shareholder interests over the short, medium and long term;
•Incentive plans, performance measures and targets are structured to operate soundly throughout the business cycle; and
•The design of long-term incentive plans is prudent and does not expose shareholders to unreasonable financial risk.

Elements of executive remuneration
Executive remuneration comprises the following four principal elements:
•Basic salary and allowances;
•Short term incentive - Bi-annual incentive bonuses;
•Long term incentive - Share incentive plans; and
•Retirement and other benefits.
The Committee seeks to ensure an appropriate balance between the fixed and performance-related elements of executive remuneration and between those aspects of the package linked to short-term financial performance and those linked to longer-term shareholder value creation. The policy related to each component of remuneration is summarized below.
Basic salary
The basic salary of each executive is subject to annual review and is set to be reasonable and competitive with reference to external market practice in similar companies, which are comparable in terms of size, market sector, business complexity, and international scope. Company performance, individual performance and changes in responsibilities are taken into account when determining annual basic salaries.
Bi-annual incentive bonus
All executives are eligible to receive a performance-related bi-annual cash bonus. The bonus is non-contractual and not pensionable. The Committee reviews bonuses at the half-year and at year-end and determines the level of bonus based on performance criteria set at the start of the performance period.
The criteria usually includes targets relating to subscription revenue growth, operating profit, adjusted EBITDA targets, cash generated by operations and certain discretionary elements, aimed at fostering the correct behaviors within the Company, while encouraging long-term shareholder value creation and the successful achievement of the strategic objectives of the Company.
The bi-annual incentive bonus is available to executive directors, senior executives and selected employees. Bi-annual cash bonuses to senior executives and executive directors are approved by the Committee.
Share incentive plan
The Company has two share incentive plans in place.
TeliMatrix Group Executive Incentive Scheme
The TeliMatrix Group Executive Incentive Scheme is a share option plan and the award of share options to executive directors and senior executives is controlled by the Committee.
At the general meeting held on September 17, 2014, with the introduction and approval by shareholders of the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”), the TeliMatrix Group Executive Incentive Scheme was closed. Since the introduction of the LTIP, no further awards have been or will be made in terms of the TeliMatrix Group Limited Executive Incentive Scheme.
Historically, motivations for the award of share options were presented by the Chief Executive Officer to the Committee which, after review and consideration, recommended the award of such options as it deemed fit to the Board for approval. Selected participants received grants of share options, which are conditional rights to receive MiX shares at prices equal to the exercise price. Vesting of options is subject to time and performance conditions. The performance conditions and period were determined by the Board on a grant-by-grant basis in respect of each new grant of options.

The targets and measuring terms relating to each issue are detailed in the letter of grant. After vesting, the options will become exercisable. Upon exercise by a participant, the Company settles the value of the options by delivering MiX shares that will be issued out of authorized unissued MiX shares. These options are treated as equity-settled instruments.
As at March 31, 2021 there were no share options outstanding under this plan.
MiX Telematics Limited Long-Term Incentive Plan
The LTIP provides for three types of grants to be issued, namely performance shares, retention shares and share appreciation rights (“SARs”). Under the LTIP awards may be issued to certain directors and key employees. These participants are determined by the Committee. Motivations for the awards are presented by the Chief Executive Officer to the Committee which, after review and consideration, recommends the award as it deems fit to the Board for approval. The award/exercise price of the SARs, performance shares and retention shares granted are equal to the closing market value of ordinary shares on the day preceding the date of the grant.
Vesting of performance shares, retention shares and SARs are subject to time and performance conditions. The performance conditions and period are determined by the Board on a grant-by-grant basis in respect of each new grant.
The targets and measuring terms relating to each issue are detailed in the letter of grant. After vesting, the retention and performance shares become immediately vested while the SARs will become exercisable.
At March 31, 2021, SARs, performance shares and retention shares have been issued under the LTIP.
The value of the difference between the exercise and grant price of the SARs and performance shares may be settled at the Company’s option by delivering shares or by settling the value in cash. Because the Company intends to settle the SARs and performance shares by delivering shares and has not established a past practice of settling in cash, the SARs and performance shares are classified as equity-settled share-based payment awards.
Eligibility
Any senior employee with significant managerial or other responsibility, including any director holding salaried employment or office in the Company, is eligible to participate in a share incentive plan which is operated by the Company.
During the current financial year 11,200,000 SARs and 2,000,000 retention shares were granted (2020: 11,625,000 SARs and 3,900,000 performance shares). There were 40,567,917 SARs (2020: 32,943,750 SARs), 2,000,000 retention shares (2020: nil) and nil performance shares (2020: 7,140,000), with a weighted average award price of R5.50, Rnil and Rnil (2020: R5.23, Rnil and R9.20) respectively, outstanding at March 31, 2021, of which 12,055,417 SARs had vested (2020: 8,050,000 SARs). The 7,140,000 performance shares outstanding as at March 31, 2020, were canceled during the 2021 fiscal year.
Refer to note 14 of the IFRS AFS for further detail on the share options, SARs, performance shares and retention shares.
Retirement plans and other benefits
Executives are remunerated on a cost-to-company basis and as part of their package are entitled to a car allowance, provident fund contributions, medical, death and disability insurance. The provision of these benefits is considered to be market competitive for executive positions.
Other matters affecting remuneration of directors
External appointments
Executive directors are not permitted to hold external directorships or offices without the approval of the Board, other than those of a personal nature.
Non-executive directors
Fees payable to non-executive directors are proposed and reviewed by the Committee and recommended to the Board, which in turn makes recommendations to shareholders with reference to the fees paid by comparable companies, responsibilities taken by the non-executive directors and the importance attached to the retention and attraction of high-caliber individuals. Non-executive directors, in accordance with the recommendations of King IV, do not participate in any incentive programs.

Set out below are the fees paid to non-executive directors for the years ended March 31, 2021 and March 31, 2020:

Non-executive	2021 Total R’000	2020 Total R’000	2021 Total (2) $’000	2020 Total (2) $’000
R Bruyns(1)	990	950	60	64
R Frew	836	802	51	54
F Futwa(1)	660	583	40	39
I Jacobs	440	512	27	35
F Roji-Maplanka	688	647	42	44
A Welton	—	316	—	21
	3,614	3,810	220	257
Value added tax	248	230	15	16
	3,862	4,040	235	273
(1) VAT included as part of certain invoices received. Directors’ fees shown exclude VAT.
(2) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R16.3724 per $1.00, which is the average exchange rate for fiscal year 2021. U.S. Dollar amounts were translated from South African Rand at the exchange rate of R14.7751 per $1.00, which is the average exchange rate for fiscal year 2020.

Non-executive directors’ fees
Non-executive directors’ fees for the year ended March 31, 2021, as approved by the shareholders at the annual general meeting on Wednesday, September 9, 2020, were as follows:

	R’000(1)	$'000(2)
Director’s fee	363	25
Chairperson (in addition to director’s fee)
- Board	396	27
- Lead Independent Director	264	18
- Audit and risk	264	18
- Nominations and remuneration	116	8
- Social and ethics	110	7
Committee fees (in addition to director’s fee)
- Audit and risk	187	13
- Nominations and remuneration	77	5
Social and ethics	61	4
(1) The proposed director’s fee for U.S. resident non-executive directors is a maximum proposed fee that the Board of Directors of MiX Telematics may, at its discretion pay to any newly appointed non-executive director who is a resident of the United States of America and will include any fee payable in respect of membership of the Audit and Risk Committee.

(2) U.S. Dollar amounts were translated from South African Rand at the exchange rate of R14.9167 per $1.00, which is the exchange rate as at March 31, 2021.

Non-executive directors’ fees proposed for the forthcoming year will remain unchanged.
The non-executive directors’ fees will be put to the shareholders at the forthcoming Annual Meeting on Thursday, September 9, 2021.
The non-executive directors’ fees are reviewed by the committee and approved by the shareholders on an annual basis.
Executives’ employment contracts
All executives’ contracts are terminable on three calendar months’ notice by either party, except for John Granara’s contract, which allows MiX to terminate same on one calendar months’ notice.
Non-executive directors’ appointments are made in terms of the Company’s Memorandum of Incorporation and are initially confirmed at the first annual general meeting of shareholders following their appointment, and thereafter directors are re-elected by rotation. Non-executive directors are provided with letters of appointment when appointed to the Board, but do not hold fixed-term contracts. During the 2021 fiscal year there were no payments for termination of office or restraint of trade payments.
Remuneration Implementation Report
No deviations from the policy were noted during the current financial year.
Non-executive directors’ fees
Fees paid to the non-executive directors of the Company for the year ended March 31, 2021, are depicted below:

Non-executive	Director’s fee R’000	Lead Independent Director R’000	Audit and Risk Committee R’000	Nominations and Remuneration Committee R’000	Social and Ethics Committee R’000	Other R'000	2021 Total R’000	2020 Total R’000
R Bruyns(1)	363	264	187	115*	61	—	990	950
R Frew	759	—	—	77	—	—	836	802
I Jacobs	363	—	—	77	—	—	440	512
F Futwa(1), (3)	363	—	187	—	110*	—	660	582
F Roji-Maplanka (2)	363	—	264*	—	61	—	688	647
A Welton(4)	—	—	—	—	—	—	—	316
	2,211	264	638	269	232	—	3,614	3,810
Value added tax	109	40	56	17	26	—	248	230
	2,320	304	694	286	258	—	3,862	4,040
(1) VAT included as part of invoices received. Directors’ fees shown exclude VAT.
(2) Appointed as a chairperson of the Audit and Risk Committee, resigned as chairperson of Social and Ethics Committee and assumed a role of being just a member with effect October 1, 2019.
(3) Appointed as chairperson of the Social and Ethics Committee effect from October 1, 2019.
(4) Resigned from the Board, and as a chairperson of the Audit and Risk Committee, and member of the Social and Ethics Committee with effect September 30, 2019.
(*) Chairperson’s fee included with committee member fee.

Non-executive	Director’s fee $’000	Lead Independent Director $’000	Audit and Risk Committee $’000	Nominations and Remuneration Committee $’000	Social and Ethics Committee $’000	Other $'000	2021 Total $’000	2020 Total $’000
R Bruyns(1)	22	16	11	7*	4	—	60	65
R Frew	46	—	—	5	—	—	51	54
I Jacobs	22	—	—	5	—	—	27	35
F Futwa(1), (3)	22	—	11	—	7*	—	40	40
F Roji-Maplanka (2)	22	—	16*	—	4	—	42	44
A Welton(4)	—	—	—	—	—	—	—	21
	134	16	38	17	15	—	220	259
Value added tax	7	2	3	1	2	—	15	16
	141	18	41	18	17	—	235	275

(1) VAT included as part of invoices received. Directors’ fees shown exclude VAT.
(2) Appointed as a chairperson of the Audit and Risk Committee, resigned as chairperson of Social and Ethics Committee and assumed a role of being just a member with effect October 1, 2019.
(3) Appointed as chairperson of the Social and Ethics Committee effect from October 1, 2019.
(4) Resigned from the Board, and as a chairperson of the Audit and Risk Committee, and member of the Social and Ethics Committee with effect September 30, 2019.
(*) Chairperson’s fee included with committee member fee.

U.S. Dollar amounts were translated from South African Rand at the exchange rate of R16.3724 per $1.00, which is the average exchange rate for fiscal year 2021. U.S. Dollar amounts were translated from South African Rand at the exchange rate of R14.7751 per $1.00, which is the average exchange rate for fiscal year 2020.

Executives’ remuneration
The table below provides an analysis of the emoluments paid to prescribed officers of the Company for the year ended March 31, 2021.

Executive committee*	Salary and allowances R’000	Other benefits R’000	Retirement fund R’000	Performance bonuses(1) R’000	2021 Total R’000	2020 Total R’000
S Joselowitz	8,327	—	—	2,025	10,352	15,208
C Tasker	6,566	—	—	1,597	8,163	10,161
J Granara	5,301	24	162	1,289	6,776	4,561
P Dell	3,434	229	49	449	4,161	5,746
G Pretorius	3,037	124	363	1,099	4,623	6,390
C Lewis	2,681	78	165	711	3,635	5,423
	29,346	455	739	7,170	37,710	47,489
(1) Performance bonuses are based on actual amounts paid (not earned) during the fiscal year. (*) All prescribed officers of the Company are included as part of the executive committee.

Executive committee*	Salary and allowances $’000	Other benefits $’000	Retirement fund $’000	Performance bonuses(1) $’000	2021 Total $’000	2020 Total $’000
S Joselowitz	509	—	—	124	633	1,029
C Tasker	401	—	—	98	499	687
J Granara	324	1	10	79	414	308
P Dell	210	14	3	27	254	388
G Pretorius	185	8	22	67	282	432
C Lewis	164	5	10	43	222	367
	1,793	28	45	438	2,304	3,211
(1) Performance bonuses are based on actual amounts paid (not earned) during the fiscal year. (*) All prescribed officers of the Company are included as part of the executive committee.
U.S. Dollar amounts were translated from South African Rand at the exchange rate of R16.3724 per $1.00, which is the average exchange rate for fiscal year 2021. U.S. Dollar amounts were translated from South African Rand at the exchange rate of R14.7751 per $1.00, which is the average exchange rate for fiscal year 2020.

Executive performance metrics
The bonuses disclosed in the Remuneration Implementation Report include the year-end bonus in respect of the fiscal year 2020 and half-year bonus for fiscal 2021. During fiscal year 2020, the Nominations and Remuneration Committee approved a bonus calculation methodology based on the KPIs and weightings shown in the table below. Where targets are exceeded, a proportion of the additional revenues and profits earned may be allocated to the executive profit pool.

	Financial KPI				Non-financial KPI
	Subscription revenue growth		Profitability growth		Key deliverables
	Weighting		Weighting		Weighting
S Joselowitz (CEO)	35.0%	Below minimum	35.0%	Partially achieved	30.0%	Partially achieved
C Tasker (COO)	38.5%	Below minimum	31.5%	Partially achieved	30.0%	Partially achieved
J Granara (CFO)	35.0%	Below minimum	35.0%	Partially achieved	30.0%	Partially achieved
P Dell (CAO & CFO - Americas)	36.75%	Below minimum	33.25%	Partially achieved	30.0%	Partially achieved
G Pretorius (EVP Africa)	35.0%	Partially achieved	35.0%	Below minimum	30.0%	Achieved
C Lewis (EVP Technology)	16.0%	Below minimum	24.0%	Partially achieved	60.0%	Partially achieved

The Chief Operating Officer’s KPIs are based on the performance of both the Company and the Americas segment.
The EVP Africa’s financial KPIs are based on the performance of the Africa segment, while the EVP Technology’s profitability growth target is based on operating cost targets in the Central Services Organization.
Year-end bonus payments in respect of fiscal year 2021, which are to be paid in fiscal year 2022, will be disclosed in the fiscal year 2022 annual report. During fiscal year 2021, the Committee approved a bonus calculation methodology based on the KPIs and weightings shown in the table below. Shareholders will be updated with the actual results in the 2022 annual report.

Incentive plans

Non-financial KPI
Key deliverables
Weighting
S Joselowitz (CEO)	100%
C Tasker (COO)	100%
J Granara (CFO)	100%
P Dell (CAO & CFO - Americas)	100%
G Pretorius (EVP Africa)	100%
C Lewis (EVP Technology)	100%

Incentive plans
Executives participate in the Company’s incentive plans, designed to recognize the contributions of senior staff to the growth in the Company’s equity. Within limits imposed by shareholders, rights are allocated to senior executives and executive directors. The equity-linked compensation benefits for executives that were outstanding at year-end are set out below:
Telimatrix Group Executive Incentive Scheme - share options
A total of 3,500,000 options were exercised by executives during 2021 (2020: nil). Full details of the options exercised are set out in note 14 to the IFRS AFS.
No share options remain unexercised at March 31, 2021. No share options were granted in the 2021 financial year (2020: nil).
LTIP - Share appreciation rights

	August 31, 2015 000s	May 30, 2016 000s	November 24, 2016 000s	May 30, 2017 000s	August 5, 2019 000s	June 1, 2020 000s	Total 000s
S Joselowitz*	1,000	1,000	—	1,100	1,000	800	4,900
C Tasker*	750	750	875	1,100	1,000	900	5,375
J Granara*	—	—	—	—	2,500	900	3,400
P Dell	200	200	875	1,100	500	500	3,375
G Pretorius	500	500	875	1,100	750	700	4,425
C Lewis	125	250	656	825	750	700	3,306
	2,575	2,700	2,381	5,225	6,500	4,500	24,781
Award price (cents per share)	313	294	328	346	835	607
JSE share price on grant date (cents per share)	319	289	328	345	826	607
Expiry date	August 31, 2021	May 30, 2022	November 24, 2022	May 30, 2023	August 5, 2025	June 1, 2026
Performance condition:
Minimum shareholder return of	10%	10%	10%	10%	10%	10%
(*) Executive director at March 31, 2021
In fiscal 2021 no SARs (2020: 1,118,750) were exercised by the Company’s executives.

Performance shares
The targets were not met and the performance shares were canceled during fiscal 2021. Refer to note 14 of the IFRS AFS for further details on the performance shares.
Retention shares

	June 1, 2020 000s	Total 000s
S Joselowitz*	400	400
C Tasker*	400	400
J Granara*	400	400
P Dell	200	200
G Pretorius	300	300
C Lewis	300	300
	2,000	2,000

JSE share price on grant date (cents per share)	607
Expiry date	June 1, 2023
(*) Executive director at March 31, 2021
Refer to note 14 of the IFRS AFS for further details on the retention shares.

Signed on behalf of the Nominations and Remuneration Committee.

R Bruyns
Chairperson of the Nominations and Remuneration Committee
Midrand
July 23, 2021

AUDIT AND RISK COMMITTEE REPORT
The Audit and Risk Committee operates pursuant to a terms of reference which is reviewed annually by the Audit and Risk Committee. Additionally, a brief description of the primary responsibilities of the Audit and Risk Committee is included in this Proxy Statement under the discussion of “Corporate Governance - Audit and Risk Committee”. Under the Audit and Risk Committee terms of reference, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the Audit and Risk Committee reviewed and discussed with management and Deloitte & Touche, as the Company’s external auditor/independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended March 31, 2021. The Audit and Risk Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit and Risk Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence.
Please refer to pages 6 to 9 of the IFRS AFS for the Audit and Risk Committee Report, required to be included in the IFRS AFS in terms of section 94(7)(f) of the Companies Act.
Based upon the review and discussions described in the preceding paragraph, the Audit and Risk Committee recommended to the Board that the Company’s audited GAAP AFS be included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2021 for filing with the SEC.
Submitted by the Audit and Risk Committee of the Company’s Board of Directors:
Fundiswa Roji-Maplanka (Chairperson)
Richard Bruyns
Fikile Futwa

SHARE OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our shares as of June 30, 2021, by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our shares;
•each of our directors;
•each of our named executive officers; and
•all current directors and current executive officers as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all of our shares beneficially owned by them, subject to any applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 552,263,053 of our shares outstanding (excluding treasury shares) as of June 30, 2021. Shares that a person has the right to acquire within 60 days of June 30, 2021 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o MiX Telematics Limited, Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage(2)
Holders of Greater Than 5% of total shares outstanding
Masalini Capital Proprietary Limited	60,410,880	10.0%
MiX Telematics Investments Proprietary Limited	53,816,750	8.9%

Named Executive Officers, Prescribed Officers and Directors
S Joselowitz	18,092,050	3.3%
J Granara	—	—%
P Dell	1,000	*
C Tasker	4,407,050	*
G Pretorius	823,127	*
C Lewis	1,921,087	*
R Frew	87,267,766	15.8%
R Bruyns	3,696,563	*
I Jacobs(1)	13,272,250	2.4%
F Roji-Maplanka	—	—%
F Futwa	—	—%
All executive officers and directors as a group	129,480,893	23.4%
* Less than 1%.
(1) Includes 521,262 ADSs translating to 13,031,550 ordinary shares held by 402 Fund LP, over which Ian Jacobs has voting power. Ian Jacobs is a managing member of 402 Capital LLC.
(2) The 5% share ownership percentages were based on the total amount of shares outstanding at June 30, 2021. The named executive officers, prescribed officers and directors share ownership percentages were based on the total amount of shares outstanding (excluding treasury shares) at June 30, 2021.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers, directors and persons who beneficially own more than 10% of our ordinary shares file reports of initial ownership and changes in ownership with the SEC. Based solely upon our review of Section 16(a) reports filed electronically with the SEC and certain written representations received from certain reporting persons, we believe that during the 2021 fiscal year, all Section 16(a) filing requirements applicable to executive officers, directors and holders of more than 10% of our ordinary shares were complied with on a timely basis, except that:
•all the members of the Board and the executive committee were late in filing their Form 3s for the first time after MiX became a U.S. domestic registrant;
•J Granara, S Joselowitz, P Dell, C Tasker, C Lewis and G Pretorius were late in filing their first Form 4s for the grant of Stock Appreciation Rights and for the grant of Retention Stock Units (both were granted on the same day); and
•C Lewis was late in filing Form 4s for the sale of Ordinary Stock on two occasions.

CERTAIN TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures on Transactions with Related Persons
Our Board has adopted a written related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any one fiscal year and a “related person” (as defined under Regulation S-K) had, has or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest. Each of the transactions entered into following the adoption of our related person transaction policy was approved in accordance with such policy. We believe that we have executed all of our transactions with related parties on terms no less favorable to us than those we could have obtained from unaffiliated third parties. During fiscal 2021, there were no transactions with related persons requiring disclosure.
Indemnification Agreements
We entered into indemnification agreements with each of our directors and executive officers on June 1, 2020. The form of Indemnification Agreement is filed as an exhibit to our Form 10-K. These agreements, among other things, require us to indemnify each director and executive officer against all reasonable expenses such as counsel fees, retainers, court costs, witness fees, judgments, settlements, penalties and fines reasonably incurred by the director or executive officer or on his behalf, in connection with such proceeding or any claim, issue or matter therein, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of MiX, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

SOCIAL AND ETHICS COMMITTEE REPORT
During the period under review, the Social and Ethics Committee (the “Committee”) complied with the mandate given to it by the Board, with the Companies Act as set out in section 43 of the Companies Regulations (“regulations”), and followed the principles and guidelines of King IV. The Committee executes its responsibility in terms of its prescribed functions as well as the rules governing the composition and conduct of the Committee and in terms of the regulations. The Committee also acts as the Social and Ethics Committee for the South African subsidiaries of MiX.
Committee Governance
Members of the Committee
During the year under review, the Committee members were:
•Fikile Futwa (Chairperson);
•Fundiswa Roji-Maplanka;
•Richard Bruyns; and
•John Granara (Group executive responsible for social and ethics).

The qualifications and experience of the members may be viewed under the Governance section of the Investor Relations page on the Company’s website www.mixtelematics.com.

King IV prescribes that the Committee should comprise executive directors and non-executive directors, the majority of which should be non-executive directors and at least one of which must be an independent non-executive director. The Committee complies with this requirement.

The Group Legal Counsel, the Group Risk Manager and the Executive: Human Resources and Transformation for the South African subsidiaries of MiX, attend the meetings of the Committee by invitation. Should any other input be necessary from any MiX employee or outside consultant, such invitation is extended accordingly. The Chief Executive Officer is also invited to attend the meetings. The Company Secretary is the secretary of this Committee.
Meetings for the year
Three formal meetings were held during the fiscal year under review. The table of attendance of the Committee meetings is included on page 34 of this Proxy Statement.
Terms of reference
The Committee has adopted a formal Terms of Reference which has been approved by the Board. The Committee operates in accordance with the Terms of Reference and a work plan, which has been reviewed and amended in line with King IV recommendations during the fiscal year under review.
Summary of the Committee’s function as prescribed by the Companies Act and by King IV
It is the obligation of this Committee to monitor MiX’s activities, having regard to relevant legislation, other legal requirements or prevailing codes of best practice, relating to:
Companies Act:
•Social and economic development;
•Good corporate citizenship;
•The environment, health and public safety, inclusive of the impact of MiX’s activities, products and services thereon;
•Consumer relationships, including advertising, public relations and compliance with consumer protection laws; and
•Labor and employment.
King IV:
•Organizational ethics;
•Sustainable development;
•Responsible corporate citizenship; and

•Stakeholder relationships.
The Committee must, as the occasion dictates, bring matters within its mandate to the attention of the Board and a Committee member must report on matters within its mandate to the shareholders at MiX’s Annual Meeting.
Monitoring approach
As the operations of MiX are spread over several geographies and because MiX sells extensively through a worldwide network of dealer and distribution partners, the Committee uses two sets of questionnaires to monitor those items under its mandate. The detailed questionnaire for the MiX subsidiaries is completed annually, with regional management providing input to the Committee on an as needed basis during the year. Each potential new dealer and distribution partner completes a questionnaire as part of the dealer and distribution partner approval process and signs a code of conduct. The code of conduct is re-signed by each dealer and distribution partner on a two-year cycle. Results of the questionnaires are, where relevant, reported to the Board and incorporated into the report for the Annual Meeting.
Focus for the year
The Committee monitors compliance with the 10 principles as set out in the United Nations Global Compact Principles, the Organization for Economic Co-operation and Development (“OECD”) recommendations regarding corruption, and the International Labor Organization Protocol. These principles deal with human rights, labour practices, environmental responsibilities, and corruption. The review is conducted internally with MiX’s subsidiaries as well as externally, with our dealer and distribution partners. The Committee is satisfied with the Company’s performance in this regard.
We reviewed the questionnaires to determine whether these require any update for the next fiscal year. It was furthermore decided to extend the obligation to complete a questionnaire as part of the dealer and distribution partner approval process, to potential new service providers, suppliers and contractors. These potentially new service providers, suppliers and contractors will be obliged to complete the questionnaire when they apply to become partners of MiX and they will be required to sign the code of conduct on a two-year cycle as well. The Committee will commence with implementation hereof in the 2022 fiscal year.
A specific Broad-Based Black Economic Empowerment (“B-BBEE”) project focus has been a property transaction between MiX Telematics Enterprise SA Proprietary Limited (“MiX Enterprise”) and Black Industrialists Group Property Management Company Proprietary Limited (“BIG”), a black-women owned company, in order to increase MiX Enterprise's B-BBEE ownership and enterprise and supplier development (preferential procurement) credentials. This project was completed in the 2020 financial year. Post implementation of the transactions, MiX Enterprise entered into lease agreements with BIG, and is currently leasing the Stellenbosch and Midrand properties from BIG for an initial period of five years. Based on the Sale of Assets requirements incorporated in the ownership pillar and provided for in the B-BBEE Revised Codes of Good Practice, a transaction value equal to or exceeding R25 million must be registered with the South African B-BBEE Commission, which obligation MiX Enterprise has complied with. Following the registration, the B-BBEE Commission has evaluated the transaction between MiX Enterprise and BIG. The B-BBEE Commission sought clarity on a small number of specific clauses in the agreements, which has subsequently been addressed to the satisfaction of the B-BBEE Commission. MiX Enterprise can now recognize this transaction under the ownership pillar as per the B-BBEE Revised Codes of Good Practice.
Kindly refer to the Corporate Citizenship Report in the 10-K Wrap for more information.
Policy Review
Time was spent drafting or reviewing, updating and finalizing certain policies, the work plan of the Terms of Reference, and various other documents as required to meet King IV requirements.
The Committee reviewed performance in regard to B-BBEE as measured against the B-BBEE scorecard for the South African businesses. Areas reviewed include ownership, employment equity, skills development, enterprise and supplier development.
Organizational Ethics
The Committee continued its focus on the maintenance of the anti-bribery and corruption program with all staff and directors undergoing compulsory online anti-bribery and corruption, and ethics training.
We promote a culture of openness throughout the Company, and as such we encourage all our stakeholders to report unethical behavior and any other transgressions they become aware of. We have an anonymous internal Whistleblowing

Hotline which is monitored by an independent member of this Committee. All reports from this Hotline received during the year are logged and where appropriate, reported to the relevant managers after having been considered by the Committee. Reports on how the tip-offs have been investigated and the final outcome of the investigation and the corrective measures taken where appropriate, are submitted to the Committee.
Board feedback
The Committee’s Terms of Reference and work plan were reviewed and where required were updated to include any relevant changes in terms of the Companies Act and the recommended practices of King IV. Certain policies and the Committee Terms of Reference are available under the Governance section of the Investor Relations page on the Company’s website www.mixtelematics.com.
The Committee Chairperson reports back to the Board on all material matters, at the next Board meeting following the Committee meeting.
There is a close working relationship between the Audit and Risk Committee and this Committee, and currently the three members of the Audit and Risk Committee also serve as the members of this Committee.
Discharge of responsibilities
The Committee is satisfied that during the financial year under review it has conducted its affairs, discharged its legal and other responsibilities as outlined in its Terms of Reference, the Companies Act and King IV. The Board concurred with this assessment.

Signed on behalf of the Social and Ethics Committee.

F Futwa
Chairperson of the Social and Ethics Committee
Midrand
July 23, 2021

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Shareholders who intend to nominate directors and/or to have a proposal considered for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act for presentation at our 2022 Annual Meeting must submit the nomination and/or proposal to our Company Secretary at our offices at Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686, in writing not later than March 17, 2022.
Under our Memorandum of Incorporation, all business carried out at a general meeting shall be deemed special with the exception of the consideration of the accounts, balance sheets, any report of the Board or of our auditors, and the fixing of the remuneration of our auditors, and the election of directors. No special business shall be transacted at any general meeting without the consent of all shareholders entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting. In addition, no business may be transacted at any general meeting other than business that is either specified in the notice of the meeting given by or at the direction of the Board (including on the requisition of shareholders in accordance with the Memorandum of Incorporation) or otherwise properly brought before an annual general meeting by or at the direction of the Board. A general meeting may be called by the Board or any other person authorized to do so in our Memorandum of Incorporation. Under our Memorandum of Incorporation, general meetings shall also be convened on the requisition in writing of any shareholder or shareholders entitled to attend / participate and vote at general meetings of the Company and who exercise at least 10% of the voting rights permitted to be exercised at any such meeting, deposited at the office specifying the objects of the meeting for a date no later than 25 business days from the date of deposit of the requisition signed by such shareholders and, if the Board does not convene such meeting, such shareholders may apply to court for an order requiring the Company to convene a meeting on a date, and subject to any terms, that the court considers appropriate in the circumstances.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination and/or proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by emailing us at company.secretary@mixtelematics.com or in writing at Matrix Corner, Howick Close, Waterfall Park, Midrand, South Africa, 1686, for the attention of the Group Legal Counsel.

2021 ANNUAL REPORT
Our 2021 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, is being mailed with this Proxy Statement to those shareholders and ADR holders that receive this Proxy Statement in the mail.
Our Annual Report on Form 10-K for the fiscal year ended March 31, 2021 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a shareholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Group Legal Counsel, MiX Telematics Limited, Matrix Corner, Howick Close, Waterfall Park, Midrand, Johannesburg, South Africa, 1686.
Your vote is important. Please promptly vote your shares (including those represented by ADSs) by following the instructions for voting by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors /s/ Shantel Dartnall Statucor Proprietary Limited Company Secretary
Midrand, South Africa July 23, 2021

U.S. PROXY CARD

Annual General Meeting of
MiX Telematics Limited

Date: September 9, 2021

See Voting Instruction On Reverse Side.

Please make your marks like this: ☒ **Use pen only**

Agenda

For additional information please visit https://investor.mixtelematics.com/financials/annual-reports/default.aspx

Authorized Signatures - This section must be completed for your instructions to be executed.

Please Sign Here | Please Date Above

Please Sign Here | Please Date Above

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Annual General Meeting of
MiX Telematics Limited
to be Held on September 9, 2021
for Holders as of August 2, 2021

MAIL

- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

All votes must be received by 12:00 p.m. E.S.T. on August 31, 2021

PROXY TABULATOR FOR
MIX TELEMATICS LIMITED
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Copyright © 2021 Mediant Communications Inc. All Rights Reserved

MiX Telematics Limited

Instructions to The Bank of New York Mellon, as Depositary
(Must be received prior to 12:00 p.m. E.S.T. on August 31, 2021)

The undersigned registered Owner of American Depositary Receipts hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of ordinary shares or other Deposited Securities represented by such receipt of **MiX Telematics Limited**, registered in the name of the undersigned on the books of the Depositary as of the close of business on **August 2, 2021** at the **Annual General Shareholders' Meeting**, to be held on **September 9, 2021** at **2:30 p.m. (South African time)** to be conducted entirely by electronic communication, and at any adjournment or postponement thereof, on the matters specified on the reverse side.

NOTES:

1. **Please direct the Depositary how to vote by placing an X in the box opposite the resolutions.**
2. **If no instructions are received, the Depositary shall deem the Owner to have instructed the Depositary to give a discretionary proxy to a person designated by the Company with respect to that amount of Deposited Securities.**

The notice of annual general meeting can be found at
https://investor.mixtelematics.com/financials/annual-reports/default.aspx

For additional information please visit www.mixtelematics.com

(Please complete, sign and date this proxy on the reverse side)

PROXY TABULATOR FOR
MIX TELEMATICS LIMITED
P.O. Box 8016
CARY, NC 27512-9903

SOUTH AFRICAN FORM OF PROXY

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
(“the Company” or “MiX Telematics”)

For use by the holders of the Company’s certificated ordinary shares (“certificated shareholders”) and/or dematerialised ordinary shares held through a Central Securities Depository Participant (“CSDP”) or broker who have selected “own-name” registration (“own-name dematerialised shareholders”) and are registered as such at the close of business on the voting record date (being Friday, September 3, 2021), in respect of the annual general meeting of shareholders of the Company to be held on Thursday, September 9, 2021 at 2:30 p.m. (South African time) to be conducted entirely by electronic communication (the “Annual Meeting”) or at any adjournment thereof, if required.
Additional forms of proxy may also be obtained on request from the Company’s registered office and are available from the transfer secretaries of the Company.
Not for use by holders of the Company’s dematerialised ordinary shares who have not selected “own-name” registration. Such shareholders must contact their CSDP or broker timeously and provide the CSDP or broker with their voting instructions should they be unable to attend the Annual Meeting but wish to vote at the Annual Meeting in order for the CSDP or broker to vote in accordance with their instructions at the Annual Meeting.

I/We
(name in block letters)
Of
(address)
being the registered holder of _____________________ ordinary shares in the capital of the Company hereby appoint:
1	or failing him
2	or failing him
3. the Chairperson of the Annual Meeting,
as my/our proxy to act for me/us on my/our behalf at the Annual Meeting, or any adjournment thereof, which will be held for the purpose of considering and, if deemed fit, passing with or without modification, the proposals (ordinary, non-binding and special resolutions) as detailed in the AGM Notice, and to vote for and/or against such proposals and/or abstain from voting in respect of the ordinary shares registered in my/our name(s), in accordance with the following instructions:

Number of votes
		For	Against	Abstain
1	Re-election of the director nominees listed in this Proxy Statement.
1.a	–Re-election of Fikile Futwa
1.b	–Re-election of Robin Frew
2	Ratification of the appointment of Deloitte & Touche as external auditor/independent registered public accounting firm for the fiscal year ending March 31, 2022.
3	Authorization of the repurchase of securities.
4	Authorization of financial assistance to related and inter-related companies.
5	Approval of the fees payable to non-executive directors.
6	Non-binding advisory vote on endorsement of the Remuneration Policy.
7	Non-binding advisory vote on endorsement of the Remuneration Implementation Report.
8	Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.
9	Adoption of the IFRS AFS.
10	Authorization of the placement of authorized but unissued shares under the control of directors.
11	Re-appointment of the members of the Audit and Risk Committee.
11.a	–Re-appointment of Fundiswa Roji-Maplanka
11.b	–Re-appointment of Fikile Futwa
11.c	–Re-appointment of Richard Bruyns
12	Authorization to issue shares for cash.
13	Authorization of the signature of documentation.
(Indicate instructions to proxy in the spaces provided above.)
(One vote per share held by MiX Telematics shareholders recorded in the register on the voting record date.) Unless otherwise instructed, my proxy may vote as he/she thinks fit.

Signed this	day of	2021
Signature	Assisted by (if applicable)

To ensure that all of your shares are voted, for each set of proxy materials, please complete and submit your proxy by lodging, posting, faxing or emailing the transfer secretaries of the Company, Computershare Investor Services Proprietary Limited, Rosebank Towers, 15 Biermann Avenue, Rosebank, Johannesburg, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder) or by email to proxy@computershare.co.za. Shareholders are requested to furnish such forms of proxy to the transfer secretaries of the Company by no later than 2:30 p.m., South African time, on Tuesday, September 7, 2021, in order to allow for processing of the forms of proxy. Alternatively, the form of proxy may be submitted, per the above, at any time prior to the commencement of the Annual Meeting or prior to voting on any resolution proposed at the Annual Meeting.

Notes to the form of proxy

1.This form of proxy is only to be completed by those ordinary shareholders who are:
a.holding ordinary shares in certificated form; or
b.recorded in the sub-register in electronic form in their “own-name”, on the date on which shareholders must be recorded as such in the register maintained by the transfer secretaries, Computershare Investor Services Proprietary Limited, being Friday, September 3, 2021 (voting record date), and who wish to appoint another person to represent them at the Annual Meeting.
2.Certificated shareholders wishing to attend the Annual Meeting (including by way of electronic participation) have to ensure beforehand with the transfer secretaries of the Company (being Computershare Investor Services Proprietary Limited) that their shares are registered in their own-name.
3.Beneficial shareholders whose shares are not registered in their “own-name” but in the name of another, for example, a nominee, may not complete a form of proxy, unless a form of proxy is issued to them by a registered shareholder and they should contact the registered shareholder for assistance in issuing instruction on voting their shares, or obtaining a proxy to attend, speak and, on a poll, vote at the Annual Meeting (including by way of electronic participation).
4.A shareholder may insert the name of a proxy or the names of two alternative proxies of the shareholder’s choice in the space, with or without deleting “the Chairperson of the Annual Meeting”. The person whose name stands first on the form of proxy and who is present at the Annual Meeting (including by way of electronic participation) will be entitled to act as proxy to the exclusion of those whose names follow.
5.A shareholder’s instructions to the proxy must be indicated by means of a tick or a cross in the appropriate box provided. However, if you wish to cast your votes in respect of a lesser number of shares than you own in the Company, insert the number of shares in respect of which you desire to vote. If: (i) a shareholder fails to comply with the above; or (ii) gives contrary instructions in relation to any matter; or (iii) the resolution listed in the form of proxy is modified or amended, the member will be deemed to authorize the Chairperson of the Annual Meeting, if the Chairperson is the authorized proxy, to vote in favor of the resolutions at the Annual Meeting, or any other proxy to vote or to abstain from voting at the Annual Meeting as he/she deems fit, in respect of all the member’s votes exercisable thereat. If however, the member has provided further written instructions which accompany this form of proxy and which indicate how the proxy should vote or abstain from voting in any of the circumstances referred to in (i) to (iii) above, then the proxy shall comply with those instructions.
6.The forms of proxy should be lodged at Computershare Investor Services Proprietary Limited, Rosebank Towers, 15 Biermann Avenue, Rosebank, Johannesburg, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder) or by email to proxy@computershare.co.za, by no later than 2:30 p.m., South African time, on Tuesday, September 7, 2021 in order to allow for processing of the forms of proxy. Alternatively, the form of proxy may be submitted, per the above, at any time prior to the commencement of the Annual Meeting or prior to voting on any resolution proposed at the Annual Meeting. The completion and lodgement of this form of proxy will not preclude the relevant shareholder from attending the Annual Meeting by way of electronic participation and speaking and voting thereat to the exclusion of any proxy appointed in terms thereof, should such shareholder wish to do so. In addition to the foregoing, a shareholder may revoke the proxy appointment by (i) canceling it in writing, or making a later inconsistent appointment of a proxy; and (ii) delivery a copy of the revocation instrument to the proxy, and to the Company. The revocation of a proxy appointment constitutes a complete and final cancellation of the proxy’s authority to act on behalf of the shareholder as at the later of the date stated in the revocation instrument, if any; or the date on which the revocation instrument was delivered in the required manner.
7.The Chairperson of the Annual Meeting may reject or accept any form of proxy which is completed and/or received, other than in compliance with these notes provided that, in respect of acceptances, he is satisfied as to the manner in which the shareholder(s) concerned wish(es) to vote.
8.Any alteration to this form of proxy, other than a deletion of alternatives, must be initialed by the signatory/ies.
9.Documentary evidence establishing the authority of a person signing this form in a representative capacity must be attached to this form of proxy unless previously recorded by the Company or Computershare Investor Services Proprietary Limited or waived by the Chairperson of the Annual Meeting.
10.A minor must be assisted by his/her parent or guardian unless the relevant documents establishing his/her legal capacity are produced or have been registered by Computershare Investor Services Proprietary Limited.
11.Where there are joint holders of shares:
a.any one holder may sign the form of proxy; and
b.the vote of the senior (for that purpose seniority will be determined by the order in which the names of shareholders appear in the register of members) who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s) of shares.

12.If duly authorized companies and other corporate bodies who are shareholders of the Company having shares registered in their own name may, instead of completing this form of proxy, appoint a representative to represent them and exercise all of their rights at the Annual Meeting by giving written notice of the appointment of that representative. This notice will not be effective at the Annual Meeting unless it is accompanied by a duly certified copy of the resolution or other authority in terms of which that representative is appointed and is received by Computershare Investor Services Proprietary Limited, Rosebank Towers, 15 Biermann Avenue, Rosebank, Johannesburg, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder) or by email to proxy@computershare.co.za, by no later than 2:30 p.m., South African time, on Tuesday, September 7, 2021 in order to allow for processing of the forms of proxy. Alternatively, the form of proxy may be submitted, per the above, at any time prior to the commencement of the Annual Meeting or prior to voting on any resolution proposed at the Annual Meeting.
13.This form of proxy may be used at any adjournment or postponement of the Annual Meeting, including any postponement due to a lack of quorum, unless withdrawn by the shareholder.
14.The foregoing notes contain a summary of the relevant provisions of section 58 of the Companies Act 71 of 2008, as required in terms of that section.

APPLICATION FORM FOR PARTICIPATION IN THE ANNUAL MEETING VIA ELECTRONIC COMMUNICATION
CAPITALISED TERMS USED IN THIS FORM SHALL BEAR THE MEANINGS ASCRIBED THERETO IN THE AGM NOTICE AND PROXY STATEMENT TO WHICH THIS PARTICIPATION FORM IS ATTACHED
1.Shareholders or their duly appointed proxy(ies) that wish to participate in the Annual Meeting via electronic communication must either i) register online using the online registration portal at www.smartagm.co.za; or ii) apply to Computershare, by delivering this duly completed electronic participation form to: First Floor, Rosebank Towers, 15 Biermann Avenue, Rosebank, 2196, or posting it to Private Bag X9000, Saxonwold, 2132 (at the risk of the shareholder), or sending it by email to proxy@computershare.co.za so as to be received by Computershare by no later than 2:30 p.m., South African time, on Tuesday, September 7, 2021.
2.The shareholder or the proxy’s identification document or passport document, letter of representation and form of proxy (as applicable) must accompany this application.
3.Computershare will first validate such requests and confirm the identity of the shareholder in terms of section 63(1) of the Companies Act, and, if the request is validated, further details on using the electronic communication facility will be provided.
4.The Company will inform the shareholders or their proxies who notified Computershare of their intended participation by no later than 2:30 p.m., South African time, on Wednesday, September 8, 2021, by email of the relevant details through which the shareholders or their proxies can participate electronically. The virtual Annual Meeting ID is 135-562-604.

Mark this field clearly with an “X” if you are an ADS Holder:

Full name of Participant:
ID number:
Email address:
Mobile number:	(code): (number):
Name of CSDP or broker (if shares are held in dematerialised format):
Contact number of CSDP/broker:
Contact person of CSDP/broker:
Number of share certificate (if applicable):
Signature:
Date:
Terms and conditions for participation in the Annual Meeting via electronic communication:
1.The cost of data for electronic participation in the Annual Meeting is for the expense of the shareholder or the proxy and will be billed separately by the shareholder or the proxy’s own service provider.
2.The shareholder or the proxy acknowledges that the electronic communication services are provided by third parties and indemnifies the Company against any loss, injury, damage, penalty or claim arising in any way from the use or possession of the electronic services, whether or not the problem is caused by any act or omission on the part of the shareholder or the proxy or anyone else. In particular, but not exclusively, the shareholder or the proxy acknowledges that he/she will have no claim against the Company, whether for consequential damages or otherwise, arising from the use of the electronic services or any defect in it or from total or partial failure of the electronic services and connections linking the shareholder or the proxy via the electronic services to the Annual Meeting.
3.The application to participate in the Annual Meeting electronically will only be deemed successful if this application form has been completed fully and signed by the shareholder or the proxy.
4.The Company cannot guarantee there will not be a break in electronic communication that is beyond the control of the Company.
Shareholder or proxy’s name: ________________________________________________________________

Signature: ____________________________________________ Date: ______________________________